UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

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Taiwan Greater China Fund

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c/o Nanking Road Capital Management, LLC 111 Gillett Street Hartford, CT 06105 Telephone: 1-800-343-9567	May 16, 2011

Dear Shareholders:

You are cordially invited to attend the 2010 Annual Meeting of Shareholders (the “Meeting”) of the Taiwan Greater China Fund (the “Trust”), which will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Friday, May 27, 2011 at 9:30 a.m., Eastern time. A formal notice and a proxy statement regarding the Meeting, a proxy card for your vote at the Meeting and a postage prepaid envelope in which to return your proxy card are enclosed. Holders of shares of the Trust (“Shareholders”) who plan on attending the Meeting will be required to present valid identification in order to gain admission.

At the Meeting, Shareholders will:

(i)

Elect three trustees of the Trust (“Trustees”), one to serve for a term expiring on the date of the 2012 Annual Meeting of Shareholders or the special meeting held in lieu thereof and two to serve for a term expiring on the date of the 2013 Annual Meeting of Shareholders or the special meeting held in lieu thereof;

(ii)	Consider the following open-ending proposals:

a.	Whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company;

b.	Whether to approve an investment advisory agreement with CCM Partners, L.P.;

c.	Whether to approve an investment sub-advisory agreement between CCM Partners, L.P. and Nikko Asset Management Co. Ltd.;

d.

Whether to approve an amendment to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) eliminating the staggered nature of the Trust’s board of trustees (the “Board of Trustees” or the “Board”);

e.	Whether to approve an amendment to the Declaration of Trust to allow for the Trust to have multiple funds;

f.	Whether to approve an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions;

g.

Whether to approve an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the Republic of China (“Taiwan”) to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China);

h.

Whether to approve an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region; and

i.	Whether to approve an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust; and

(iii)	Transact such other business as may properly come before the Meeting or at any adjournment thereof.

The Board of Trustees recommends that you vote for (i) the nominees for Trustee named in the accompanying proxy statement; (ii) the approval of the conversion of the Trust from a closed-end investment company into an open-end investment company; (iii) the approval of an investment advisory agreement with CCM Partners, L.P.; (iv) the approval of an investment sub-advisory agreement between CCM Partners, L.P. and Nikko Asset Management Co. Ltd.; (v) the approval of an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees; (vi) the approval an amendment to the Declaration of Trust to allow for the Trust to have multiple funds; (vii) the approval of an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions; (viii) the approval of an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the Republic of China (“Taiwan”) to the Greater China region; (ix) the approval of an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region; and (x) the approval of an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust.

Whether or not you plan to attend the Meeting in person, it is important that your shares of the Trust (“Shares”) be represented and voted. After reading the enclosed notice and proxy statement, please complete, date, sign and return the enclosed proxy card at your earliest convenience. Your return of the proxy card will not prevent you from voting in person at the Meeting should you later decide to do so.

If you are a beneficial owner holding Shares through a broker-dealer or other nominee, please note that, under the rules of the New York Stock Exchange, broker-dealers or other nominees may either use their discretion to vote your Shares on the proposal described in paragraph (i) above without your instructions, or leave your Shares unvoted and will be unable to vote on any of the open-ending proposals unless they receive instructions from you. Accordingly, the Board of Trustees urges all beneficial owners of Shares who are not also record owners of such Shares to contact the institutions through which their Shares are held and give appropriate instructions, if necessary, to vote their Shares. The Trust will also be pleased to cooperate with any appropriate arrangement pursuant to which beneficial owners desiring to attend the Meeting may be identified as such and admitted to the Meeting as Shareholders.

Time will be provided during the Meeting for discussion, and Shareholders present at the Meeting will have an opportunity to ask questions about matters of interest to them.

Respectfully,
/s/ Frederick C. Copeland, Jr.
Frederick C. Copeland, Jr. Chairman of the Board of Trustees

Important matters will be considered at the Meeting. Accordingly, all Shareholders, regardless of the size of their holdings, are urged to sign and mail the enclosed proxy card in the enclosed envelope, or to give appropriate instructions to persons holding Shares of record on their behalf, promptly.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the full text of the enclosed proxy. Below is a brief overview of the proposals to be voted upon. Your vote is important. If you have any questions regarding the proposals, please call The Altman Group toll free at (800) 814-0979.

WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO VOTE ON?

Shareholders are being asked to vote on the following proposals: (i) the election of three Trustees under Proposal 1; (ii) the approval of the conversion of the Trust from a closed-end investment company into an open-end investment company under Proposal 2(a); (iii) the approval of an investment advisory agreement with CCM Partners, L.P. under Proposal 2(b); (iv) the approval of an investment sub-advisory agreement between CCM Partners, L.P. and Nikko Asset Management Co. Ltd. under Proposal 2(c); (v) the approval of an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees under Proposal 2(d); (vi) the approval of an amendment to the Declaration of Trust to allow for the Trust to have multiple funds under Proposal 2(e); (vii) the approval of an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions under Proposal 2(f); (viii) the approval of an amendment to the investment objective of the Trust to expand the primary geographic focus of Trust’s investments from Taiwan to the Greater China region under Proposal 2(g); (ix) the approval of an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region under Proposal 2(h); and (x) the approval of an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust under Proposal 2(i). Each year, Shareholders are asked to approve a proposal for the election of Trustees. Proposals 2(a) through 2(i) are discussed further below. The Board may choose not to implement Proposals 2(b) through 2(i) if certain of the proposals are not approved by Shareholders; however, the Board will not have this power with respect to Proposal 2(a) (the open-ending provision), if such proposal is approved by Shareholders.

WHY OPEN-END THE TRUST?

As a closed-end fund, the Shares have traded at a persistent discount to their net asset value. To address this problem, in November of 2004 the Trustees authorized the Trust to repurchase up to 10% of the Trust’s outstanding Shares. Those repurchases did not reduce the Trust’s discount by a significant amount or for any appreciable period of time. Converting the Trust into an open-end fund will eliminate the discount and give Shareholders the ability to realize the value of their Shares by redeeming them from the Trust at net asset value (subject to a redemption fee of 2.00% for the first year following the Trust’s conversion to an open-end fund becoming effective, as described below).

WILL THE NAME OF THE TRUST BE AFFECTED IF THE OPEN-ENDING PROPOSALS ARE APPROVED?

If the open-ending proposals are approved, it is anticipated that the name of the Trust will be changed.

WHEN WILL THE OPEN-ENDING BECOME EFFECTIVE AND SHARES REDEEMABLE?

The Meeting is scheduled to take place on May 27, 2011. If approved, the open-ending will be pursued as expeditiously as is reasonably practicable by the Trust and is not anticipated to become effective any later than August 27, 2011, with Shares being redeemable at that time; however, the open-ending could be delayed if arrangements with a transfer agent for redemption of the Shares are not completed by that date or if the Board determines that such a delay is prudent due to unforeseen events.

WHY IS IT PROPOSED TO CHANGE THE INVESTMENT OBJECTIVE AND POLICIES OF THE TRUST?

The investment objective of the Trust will be amended to expand the primary geographic focus of the Trust’s investments from Taiwan to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China (the “PRC”)). Additionally, the investment policies of the Trust will be amended. The change to the investment policies of the Trust includes: (i) a revision to the requirement that under normal circumstances at least 80% of the Trust’s net assets must be invested in investments that are economically tied to Taiwan, to a requirement that, under normal circumstances, at least 80% of the Trust’s net assets must be invested in investments that are economically tied to the Greater China region; (ii) removal of the Trust’s prohibition on the short selling of securities, writing put and call options or engaging in purchases of securities on margin; (iii) buying or selling commodities or commodity contracts (including futures contracts on a contract market or other futures market); (iv) removal of the Trust’s prohibition on investing in equity securities that are not listed and traded on the Taiwan Stock Exchange (“TSE”); (v) removal of the Trust’s prohibition on investing in securities issued by securities investment funds in Taiwan; (vi) removal of the Trust’s prohibition on investing in partnership interests; and (vii) removal of the Trust’s prohibition on effecting any securities transaction with another trust fund under the Trust’s former investment adviser’s management.

WHY ARE CCM PARTNERS, L.P. AND NIKKO ASSET MANAGEMENT CO. LTD. PROPOSED TO BE THE TRUST’S INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER, RESPECTIVELY?

The Board has determined, after reviewing the proposals of several candidates, that it is in the best interests of the Trust to retain RFS Partners (the “Distributor”) to provide distribution services to the Trust and, in that connection, also to retain CCM Partners, L.P. (“CCM Partners”), an affiliate of the Distributor, as the Trust’s investment adviser. The Board has selected the Distributor and CCM Partners because it believes that the Distributor and CCM Partners provide a package of distribution, investment advisory and administrative services that are best suited to the Trust. In particular, the Distributor appears to have a network of relationships with open-end fund sellers that would be effective in selling the Shares, while CCM Partners appears to be capable of providing appropriate investment advisory and administrative assistance. Also, to assist in providing investment advisory services to the Trust, CCM Partners has proposed retaining Nikko Asset Management Co. Ltd. (“Nikko Asset Management”) as a sub-adviser to the Trust. The Board has determined that Nikko Asset Management has a demonstrated capability to manage assets invested in the Chinese securities markets, including Taiwan, and as a sub-adviser to the Trust is prepared to devote a research analyst and an experienced portfolio manager to manage the Trust and assist in marketing the Shares.

WHAT FEES WILL BE ASSOCIATED WITH THE TRUST OPERATING AS AN OPEN-END FUND?

Open-end funds are generally more expensive to operate and administer than closed-end funds, due in part to higher transfer agency and custodian expenses associated with shareholders’ ability to redeem their shares from the fund; however, CCM Partners believes that it may be able to operate the Trust in a such a manner that the expense ratio of the Trust following its open-ending may be comparable to the Trust’s current expense ratio. As such, CCM Partners has voluntarily agreed to reimburse the Trust if, and to the extent that, total operating expenses exceed 1.75% of the average net assets of the Trust for a period of not less than one year following the conversion of the Trust to an open-end fund becoming effective; provided, however, that the Trust and not CCM Partners will be responsible for extraordinary expenses incurred during the first year, if, and to the extent that, such expenses cause the expense ratio to exceed 1.75%. Subject to Proposal 2(b) being approved by Shareholders and implemented by the Board, CCM Partners has also agreed to voluntarily reimburse the Trust for certain transaction costs incurred in obtaining Shareholder approval of Proposal 2(a) and effecting the conversion of the Trust to an open-end fund up to $100,000, with a portion of such payment possibly coming in the form of non-financial contributions (such non-financial contributions include, but are not limited to, services for which the Board would customarily rely upon legal counsel (i.e., drafting of a statement of additional information, prospectus and compliance policies and procedures)), the value of which will be agreed to by the Board prior to such expenses being incurred.

The following tables are intended to help you understand the ongoing costs of investing in the Trust, as the Trust’s operating expenses, which are deducted from the Trust’s gross income, directly reduce the investment return of the Trust. The Trust’s expenses are expressed as a percentage of its average net assets.

The table below sets forth the expenses of the Trust for the fiscal year ended, December 31, 2010, during which time it operated as a closed-end fund.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	None
Annual Expenses
Management Fee	1.25%
Shareholder Communication Expenses	.43%
Trustee Fees and Expenses	.32%
Administrative Fee	.16%
Custodian Fee	.15%
Audit and Tax Fee	.13%
Insurance Expenses	.11%
Legal Fees and Expenses	.11%
Miscellaneous Expenses	.11%
Registration Expenses	.41%

Total Annual Expenses	3.18%

The following example is for informational purposes only and intended to help you compare the cost of investing in the Trust with the cost of investing in other closed-end funds.

Example	1 year	3 years	5 years	10 years

You would pay the following expenses on a $10,000 investment, assuming that your investment has a 5% return each year and that the Trust’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$321	$980	$1,664	$3,485

The table below sets forth the pro forma expenses of the Trust, and assumes the Trust is operated as an open-end fund. This table is included for informational purposes only.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Redemption Fee* (as a percentage of amount redeemed)	2.00%
Annual Expenses
Management Fee	1.25%
Shareholder communication Expenses	.01%
Trustee Fees and Expenses	.18%
Administrative Fee	.13%
Custodian Fee	.03%
Audit and Tax Fee	.07%
Insurance Expenses	.01%
Legal Fees and Expenses	.03%
Miscellaneous Expenses	None
Registration Expenses	.04%

Total Annual Expenses	1.75%

*	For one year following the date upon which the open-ending of the Trust becomes effective.

The following example is for informational purposes only and is intended to help you compare the cost of investing in the Trust with the cost of investing in other open-end funds.

Example	1 year	3 years	5 years	10 years

You would pay the following expenses on a $10,000 investment, assuming that your investment has a 5% return each year and that the Trust’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$381*	$551	$949	$2,062

*	Includes 2.00% redemption fee.

WHY WILL THERE BE A REDEMPTION FEE OF 2.00% ON CURRENT SHAREHOLDERS FOR THE FIRST YEAR FOLLOWING THE CONVERSION OF THE TRUST TO AN OPEN-END FUND?

After closed-end funds convert to open-end funds they typically experience high levels of redemptions. The redemption fee is designed to protect long-term investors by offsetting the transaction costs that will be incurred by the Trust if it experiences a large number of redemptions. These redemption fees will be payable entirely to the Trust and will not directly benefit CCM Partners, the proposed investment adviser.

WILL THE TRUST’S SHARE REPURCHASE PROGRAM CONTINUE FOLLOWING THE OPEN-ENDING OF THE TRUST?

If approved, the proposed open-ending will eliminate any need for the share repurchase program because Shareholders will be able to redeem their Shares at net asset value once the conversion to an open-end fund has become effective.

HAS THE BOARD OF TRUSTEES APPROVED EACH OF THE OPEN-ENDING PROPOSALS?

Yes. The Board of Trustees has unanimously approved each of the open-ending proposals and recommends that you vote for Proposals 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i).

WHAT HAPPENS IF THE PROPOSAL TO OPEN-END THE TRUST (PROPOSAL 2(A)) IS NOT APPROVED?

If the proposal to open-end the Trust is not approved by Shareholders, the Board may consider other options, including hiring additional consultants to determine what alternatives are available to the Trust in order to meet the interests of the Trust, which may include, but are not limited to, re- submitting matters to a Shareholder vote and hiring a proxy service to obtain the necessary votes, offering additional matters to be voted on by Shareholders, continuing to operate the Trust as a closed-end fund or liquidating the Trust. The Board believes that this result could potentially prove expensive and result in substantial incremental costs to Shareholders. Additionally, the Board believes that it may take a year or more for any of these options to be implemented.

HOW MANY VOTES ARE SHAREHOLDERS ENTITLED TO CAST?

Each Shareholder is entitled to one vote for each share (and fractional votes for each fraction of a share) of beneficial interest of the Trust owned as of the record date, April 22, 2011.

WHAT HAPPENS IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM OR REQUIRED VOTE BY THE SCHEDULED DATE OF THE MEETING?

If necessary to facilitate receiving sufficient votes, The Altman Group, a proxy solicitation firm, may contact Shareholders by mail or telephone. Therefore, Shareholders are encouraged to vote as soon as they review the enclosed proxy materials to avoid the costs associated with additional mailings or telephone calls. If there are not sufficient votes to approve some or all of the proposals by the time of the Meeting on May 27, 2011, it may be adjourned to permit further solicitation of proxy votes.

HOW DO SHAREHOLDERS VOTE THEIR SHARES?

You can vote your Shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your Shares, please call The Altman Group toll free at (800) 814-0979.

TAIWAN GREATER CHINA FUND
Notice of Annual Meeting of Shareholders
To be held May 27, 2011

To Shareholders of the Taiwan Greater China Fund:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Shareholders (the “Meeting”) of the Taiwan Greater China Fund (the “Trust”) will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019 on Friday, May 27, 2011 at 9:30 a.m., Eastern time, for the following purposes:

1.

To elect three trustees of the trust, one to serve for a term expiring on the date of the 2012 Annual Meeting of Shareholders or the special meeting held in lieu thereof and two to serve for a term expiring on the date of the 2013 Annual Meeting of Shareholders or the special meeting held in lieu thereof;

2.	To consider the following open-ending proposals:

a.	Whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company;

b.	Whether to approve an investment advisory agreement with CCM Partners, L.P.;

c.	Whether to approve an investment sub-advisory agreement between CCM Partners, L.P. and Nikko Asset Management Co. Ltd.;

d.

Whether to approve an amendment to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) eliminating the staggered nature of the Trust’s board of Trustees (the “Board of Trustees” or the “Board”);

e.	Whether to approve an amendment to the Declaration of Trust to allow for the Trust to have multiple funds;

f.	Whether to approve an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions;

g.

Whether to approve an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the Republic of China (“Taiwan”) to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China);

h.

Whether to approve an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region; and

i.	Whether to approve an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust; and

3.	To transact such other business as may properly come before the Meeting or at any adjournment thereof.

The Board of Trustees has fixed Friday, April 22, 2011, as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders are entitled to one vote for each share of beneficial interest of the Trust held of record on the record date with respect to each matter to be voted upon at the Meeting.

You are cordially invited to attend the Meeting. All Shareholders are requested to complete, date and sign the enclosed proxy card and return it promptly, and by no later than Thursday, May 26, 2011, in the envelope provided for that purpose, which does not require any postage if mailed in the United States. If you are able to attend the Meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the Meeting. The enclosed proxy is being solicited by the Board of Trustees.

BY ORDER OF THE BOARD OF TRUSTEES
/s/ Jon R. Kathe
Jon R. Kathe Secretary

May 16, 2011

TAIWAN GREATER CHINA FUND
PROXY STATEMENT
INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of trustees (the “Board of Trustees” or the “Board;” the trustees of the Board are referred to herein as the “Trustees”) of the Taiwan Greater China Fund (the “Trust”) for use at the 2010 Annual Meeting (the “Meeting”) of holders of shares (“Shareholders”) of the Trust (“Shares”) to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Friday, May 27, 2011 at 9:30 a.m., Eastern time, and at any adjournment thereof.

This proxy statement and the accompanying proxy are first being mailed to Shareholders on or about May 16, 2011. All properly executed proxies received by mail on or before the close of business on Thursday, May 26, 2011 or delivered personally at the Meeting will be voted as specified in such proxies or, if no specification is made, for Proposals 1, 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i).

The Board of Trustees has fixed Friday, April 22, 2011, as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of record will be entitled to one vote for each Share. No Shares have cumulative voting rights for the election of the Trustees.

As of the record date, the Trust had 10,639,544 Shares outstanding. Abstentions will be counted as present for all purposes in determining the existence of a quorum.

One-third of the Trust’s outstanding Shares, present in person or represented by proxy at the Meeting, will constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of the Shares present or represented by proxy and voting on the matter in question at the Meeting is required to elect the nominees for election as Trustees. Approval of converting the Trust from a closed-end investment company into an open-end investment company requires the affirmative vote of a majority of the outstanding Shares. Approval of an investment advisory agreement with CCM Partners and an investment sub-advisory agreement between CCM Partners and Nikko Asset Management each requires the affirmative vote of a majority of the outstanding voting securities of the Trust, which means the affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more than 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote. An affirmative vote of a majority of all outstanding Shares is required to approve an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees, an amendment to the Declaration of Trust allowing for the Trust to have multiple funds and an amendment to the Declaration of Trust allowing for the Trust to make in-kind redemptions. Approval of an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the Republic of China (“Taiwan”) to the Greater China region, approval of an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region and approval of an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust each requires the affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more that 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote.

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to a proposal, Shares will be voted FOR (i) the election of the nominees for Trustee; (ii) the conversion of the Trust from a closed-end investment company into an open-end investment company; (iii) the approval of an investment advisory agreement with CCM Partners; (iv) the approval of an investment sub-advisory agreement between CCM Partners and Nikko Asset Management; (v) the approval of an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees; (vi) the approval of an amendment to the Declaration of Trust to allow for the Trust to have multiple funds; (vii) the approval of an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions; (viii) the approval of an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from Taiwan to the Greater China region; (ix) the approval of an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region; (x) the approval of an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust, and in accordance with the judgment of the persons appointed as proxies, upon any other matter that may properly come before the Meeting. A Shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (x) a written revocation, which must be signed and include the Shareholder’s name and account number, received by the Secretary of the Trust, c/o Nanking Road Capital Management, LLC, 111 Gillett Street, Hartford, CT 06105; (y) properly executing a later-dated proxy; or (z) attending the Meeting and voting in person. If your Shares are held by your broker, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than the Trust. Abstentions will be treated as votes present and not cast at the meeting. Accordingly, abstentions will not have the effect of votes in opposition to (I) the election of Trustees under Proposal 1, but will have the effect of votes in opposition to (II) the approval of the conversion of the Trust from a closed-end investment company into an open-end investment company under Proposal 2(a), (III) the approval of an investment advisory agreement with CCM Partners under Proposal 2(b), (IV) the approval of an investment sub-advisory agreement between CCM Partners and Nikko Asset Management under Proposal 2(c), (V) the approval of an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees under Proposal 2(d), (VI) the approval of an amendment to the Declaration of Trust to allow for the Trust to have multiple funds under Proposal 2(e), (VII) the approval of an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions under Proposal 2(f), (VIII) the approval of an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from Taiwan to the Greater China region under Proposal 2(g), (IX) the approval of an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region under proposal 2(h), and (X) the approval of an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust under Proposal 2(i).

The Trust knows of no business that may or will be presented for consideration at the Meeting, other than that described in Proposals 1, 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i) described herein. If any matter not referred to above is properly presented, the persons named on the enclosed proxy will vote in accordance with their discretion. However, any business that is not on the agenda for the Meeting may be presented for consideration or action at the Meeting only with the approval of the Board of Trustees.

The address of Brown Brothers Harriman & Co., which provides certain administrative services for the Trust, is 50 Milk Street, Boston, Massachusetts 02109-3661.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Friday, May 27, 2011. The Trust’s Notice of the 2010 Annual Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at https://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=14559.

BENEFICIAL OWNERSHIP OF SHARES

The following table provides information, as of April 22, 2011, except as noted, regarding the beneficial ownership of Shares by (i) each person or group known to the Trust to be the beneficial owner of more than 5% of the Shares outstanding, (ii) each of the Trustees or Trustee nominees, (iii) each executive officer of the Trust and (iv) all Trustees, Trustee nominees and executive officers of the Trust as a group. Except as noted, each of the named owners has sole voting and dispositive power over the Shares listed.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership		Percent of Trust

City of London Investment Group plc (“CLIG”) City of London Investment Management Company Limited (“CLIM”) 77 Gracechurch Street, London EC3V OAS U.K.	3,218,412	(1)	30.25%
Lazard Asset Management LLC (“Lazard”) 30 Rockefeller Plaza New York, NY 10112 U.S.A.	1,506,798	(2)	14.16%
Sarasin Investment Fund Ltd. 155 Bishopsgate London EC2M 3XY U.K.	1,049,000	(3)	9.86%
1607 Capital Partners, LLC 4991 Lake Brook Dr., Suite 125 Glen Allen, VA 23060	715,649	(4)	6.73%

(1)

Based upon information provided by CLIG and CLIM in a statement on Schedule 13D/A jointly filed on May 10, 2011 with respect to ownership as of April 30, 2011. In that statement, CLIM reported that it held its 3,218,412 Shares as investment adviser to certain investment funds. CLIG reported that its ownership included the 3,218,412 Shares held by CLIM as a result of CLIG’s status as the parent holding company of CLIM. CLIG and CLIM stated that they held sole voting power and sole dispositive power over their Shares.

(2)

Based upon information provided by Lazard Asset Management LLC in a statement on Schedule 13G filed on April 11, 2011 with respect to its ownership as of February 4, 2011, declaring that it held sole voting and sole dispositive power over its Shares.

(3)	Based upon information disclosed on Bloomberg as of July 17, 2009. The Trust believes that Sarasin holds voting and shared dispositive power over all such Shares.

(4)

Based upon information provided by 1607 Capital Partners, LLC in a statement on Schedule 13G filed on April 14, 2011 with respect to its ownership as of December 30, 2010, declaring that it held sole voting and sole dispositive power over its Shares.

TRUSTEES AND EXECUTIVE OFFICERS

Name	Amount of Beneficial Ownership	Percent of Trust	Dollar Range of Beneficial Ownership**

Frederick C. Copeland, Jr.	8,000	*	$50,001 - $100,000
David Laux	6,000	*	$10,001 - $50,000
Robert P. Parker	2,000	*	$10,001 - $50,000
Edward B. Collins	3,000	*	$10,001 - $50,000
Tsung-Ming Chung	0	N/A	None
Jon R. Kathe	0	N/A	None
All Trustees, Trustee nominees and executive officers as a group	19,000	*

*	Less than 1%

**	Based on the net asset value per Share on April 22, 2011 of $8.22.

PROPOSAL 1. ELECTION OF TRUSTEES

The nominees for election to the Board of Trustees are Messrs. James W. Miller, Jr., Kevin T. Kogler and Steven H. Sutro. Messrs. Miller and Kogler are currently not Trustees of the Trust, and if elected, will serve for terms expiring on the date of the 2013 Annual Meeting of Shareholders or the special meeting in lieu thereof. Messrs. Miller and Kogler were nominated by the Board of Trustees, at a meeting held on April 6, 2011, following the recommendation of the Nominating Committee of the Board at a meeting held on April 6, 2011. Mr. Sutro is currently not a Trustee of the Trust, and if elected, will serve for a term expiring on the date of the 2012 Annual Meeting of Shareholders or the special meeting in lieu thereof. Mr. Sutro was nominated by the Board of Trustees, at a meeting held on April 6, 2011, following the recommendation of the Nominating Committee of the Board at a meeting held on April 6, 2011.

If Proposal 2(d) (set forth below) is approved by Shareholders and is implemented by the Board in connection with the conversion of the Trust to an open-end investment company, the nominees set forth above will serve the term provided for in the amended Declaration of Trust, the revised sections of which are set forth in Proposal 2(d). Additionally, please note that if the open-ending proposals are approved by Shareholders, it is anticipated that changes will occur to the composition of the Board that will result in a majority of the Trustees being affiliated with the California Investment Trust fund complex.

INFORMATION CONCERNING NOMINEES

The following table sets forth certain information concerning Messrs. Miller, Kogler and Sutro.

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Positions with Affiliated Persons of the Trust	Other Business Experience And Other Directorships Held by Nominee

Non-Interested Nominees

James W. Miller, Jr. (44) P.O. Box 387 San Francisco, California 94104	N/A	N/A

Director, RREEF, 2006-present; Executive Vice President, Jones Lang LaSalle Americas, Inc., 1999-2006; Associate, Orrick Herrington & Sutcliffe LLP (law firm), 1996-1999; Associate, Gordon & Rees LLP (law firm), 1992-1993

				Trustee, California Investment Trust, 2002-present, 12 portfolios overseen	Experience in real estate in both law and business.; J.D.

Kevin T. Kogler (45) P.O. Box 387 San Francisco, California 94104	N/A	N/A

Principal, Robertson Piper Software Group, 2006-present; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003-2006; Director, Technology Investment Banking, Salomon Smith Barney, 2001-2002; Vice President, Technology Investment Banking, CS First Boston/ Donaldson Lufkin & Jenrette, 1997-2001; Associate, PaineWebber, Inc., 1995-1997

				Trustee, California Investment Trust, 2006-present, 12 portfolios overseen	Experience in investment banking and technology industry; M.B.A.

Steven H. Sutro (42) P.O. Box 387 San Francisco, California 94104	N/A	N/A	Partner, Duane Morris LLP (law firm), 2003-present; Associate, Duane Morris LLP (law firm), 2000-2002; Associate, Hancock Rothert & Bunshoft LLP (law firm), 1994-1999	Trustee, California Investment Trust, 2006-present, 12 portfolios overseen	Experience in law and securities regulations; J.D.

INFORMATION CONCERNING TRUSTEES

The following table sets forth certain information concerning the Trustees of the Trust.

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Positions with Affiliated Persons of the Trust	Other Business Experience And Other Directorships Held by Trustee

Non-Interested Trustees

Frederick C. Copeland, Jr. (68) 11 Deer Ridge Road Avon, Connecticut 06001	Trustee, Chairman, Audit Committee Member and Chief Executive Officer	Trustee since May 2004 and until the 2011 Annual Meeting of Shareholders or the special meeting in lieu thereof; Chairman of the Board since January 2011; Chief Executive Officer since April 2011

Vice Chairman, Director, Chairman of the Executive Committee, Far East National Bank, since 2004; Chairman and Chief Executive Officer, Far East National Bank, 2008- 2009; Principal, Deer Ridge Associates, LLC (financial consulting), 2001-2006

N/A

Director, Mercantile Commercial Bank Holding, since 2007; Director, Mercantile Commercial Bank, since 2007; President, Chief Executive Officer and Chief Operating Officer, Aetna International (insurance), 1995-2001; Executive Vice President, Aetna, Inc. (insurance), 1997-2001; Chairman, President and Chief Executive Officer, Fleet Bank, N.A., 1993-1995; President and Chief Executive Officer, Citibank Canada Ltd., 1987-1993; Taiwan Country Head, Citibank, 1983-1987

Robert P. Parker (69) 275 Battery Street Suite 2400 San Francisco, California 94111	Trustee and Audit Committee Member	Trustee since 1998 and until the 2011 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman from February to July 2004	Chairman, Parker Price Venture Capital, Inc., since prior to 2004	N/A	Director, NexFlash Technologies, Inc., 2001-2005; Partner, McCutchen, Doyle, Brown & Enersen (international law firm), 1988-1997

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Positions with Affiliated Persons of the Trust	Other Business Experience And Other Directorships Held by Trustee

Non-Interested Trustees

Edward B. Collins (68) 765 Market Street, Suite 31A San Francisco, California 94103	Trustee and Audit Committee Member	Trustee since 2000 and until the 2012 Annual Meeting of Shareholders or the special meeting in lieu thereof	Member, General Partner, ChinaVest V, LLC and Chairman and Chief Executive Officer, ChinaVest, Inc. (venture capital investment), since prior to 2004	N/A

Chairman and Director, Branded Sprits, Ltd., 2009-present; Director, Oclaro, Inc. since May 2008; Chairman and Director, Medio Stream, Inc. since 2001; Director, California Bank of Commerce, since 2006; Partner, McCutchen Doyle, Brown & Enersen (international law firm), 1988-1995

Tsung-Ming Chung* (62) 4F, No. 1, Lane 21 Hsing-Hua Road Kwei-Shan Industrial Zone Taoyuan, Taiwan, R.O.C.	Trustee and Audit Committee Member	Trustee since 2006 and until the 2012 Annual Meeting of Shareholders or the special meeting in lieu thereof	Chairman and Chief Executive Officer, Dynapak International Technology Corp. since 2002; Chairman, Systems and Chips, Inc.; Director, Arima Group (technology)	N/A	Director, Far Eastern International Bank; Director and Chairman of Audit Committee, Taiwan Mobile Co.; Director and Audit Committee Chairman SMIC

David N. Laux** (83) The Hampshire, Apt. 7011 101 N. Elm Street Greensboro, North Carolina 27401	Trustee	Trustee since 1992 and until the 2010 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman from July 2004-August 2007	Director, International Foundation, 2001-2007; Chairman, Great Dads (non-profit), 2004-2006; President, U.S.-Taiwan Business Forum, 2000-2005; Director, U.S.- Taiwan Business Council, 2000-present	N/A

President, U.S.-R.O.C. (Taiwan) Business Council 1990-2000; Chairman and Managing Director, American Institute in Taiwan, 1987-1990; Director of Asian Affairs, National Security Council, The White House, 1982-1986

*	Mr. Chung has submitted his resignation effective upon the election of Trustees at the Meeting.

**	Mr. Laux will not be standing for re-election at the Meeting.

BOARD STRUCTURE

Since the inception of the Trust in 1989, the Trustees have been divided into three classes, each having a term of three years, with the term of one class expiring each year. As of the date of this proxy statement, the Board has at least one member in each of the three classes.

The Board of Trustees is currently comprised of five Trustees, all of whom (100%) are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust. The Board has established the position of Chairman of the Board and has appointed Mr. Copeland the Chairman of the Board. The Chairman of the Board, among other responsibilities, chairs meetings of the Board and serves as spokesperson for the Board. The Board has established two standing Committees: the Audit Committee and the Nominating Committee, collectively, (the “Committees”). These Committees are chaired by, and composed entirely of Board members. See “Nominating Committee” and “Audit Committee and Independent Public Accountants” below for a further description of the composition, duties and responsibilities of these Committees.

The Board and the members of the Committees annually evaluate the performance of the Board and the Committees, which evaluation includes considering the effectiveness of the Committee structure. The Board believes that its leadership structure is appropriate in light of the asset size of the Trust and the nature of its business, and is consistent with industry practices.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all Shareholders. A Trustee’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic positions; experience from service as a Trustee, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee or nominee for Trustee that support the conclusion that each person is qualified to serve as a Trustee.

Edward B. Collins has served as a Trustee and Audit Committee member since 2000. His relevant experience includes being a director and officer of various private and non-public entities doing business in the United States, Taiwan and China, the Chairman of the California Bank of Commerce and a partner of an international law firm.

Tsung-Ming Chung has served as a Trustee and Audit Committee member since 2006. His relevant experience includes being a chairman and officer of various private and non-private entities in the technology industry in Taiwan and a partner in a public accounting firm in Taiwan.

Frederick C. Copeland, Jr. has served as a Trustee and Audit Committee member since May 2004 and as Chairman since January 2011. His relevant experience includes being a chief operating officer, chairman, director, principal and president of several private and non-private entities in various industries within the United States and Taiwan, including banking and insurance. Mr. Copeland also has been active in entities doing business in China.

Robert P. Parker has served as a Trustee and Audit and Nominating Committee member since 1998. His relevant experience includes being a chairman and director of various private and non-private entities, including venture capital funds, within the United States and Taiwan. Mr. Parker has also been active in entities doing business in China. Mr. Parker was also a former partner of an international law firm.

David N. Laux has served as a Trustee and Nominating Committee member since 1992. His relevant experience includes being a chairman, president and director of various private, non-private entities and nonprofit organizations associated with Taiwan.

James W. Miller, Jr. has served as a Trustee and Audit Committee Co-Chair for California Investment Trust since 2002. His relevant experience includes being involved in the real estate industry in both a legal and business capacity. Mr. Miller also holds a J.D.

Kevin T. Kogler has served as a Trustee for California Investment Trust since 2006. His relevant experience includes being involved in the technology industry in an investment banking capacity. Mr. Kogler also holds an M.B.A.

Stephen Sutro has served as a Trustee and Audit Committee Co-Chair for California Investment Trust since 2006. His relevant experience is in law and securities regulation. Mr. Sutro also holds a J.D.

BOARD RISK OVERSIGHT

As part of its responsibilities for oversight of the Trust, the Board oversees risk management of the Trust’s investment program and business affairs. Day-to-day risk management functions are subsumed within the responsibilities of the Trust’s investment adviser and other service providers (depending on the nature of the risk). The Trust is subject to a number of risks, including investment, compliance, valuation and operational risks. The Board interacts with and reviews reports from the investment adviser, the independent registered public accounting firm for the Trust and administrator regarding risks faced by the Trust and the service providers’ risk functions. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Trust’s internal controls over financial reporting, the Trust’s disclosure controls and procedures and the Trust’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board has approved the Trust’s compliance program and appointed a Chief Compliance Officer (“CCO”), who is responsible for overseeing the compliance procedures of the Trust and certain of its service providers. Senior management and the CCO report at least quarterly to the Board regarding compliance matters relating to the Trust, and the CCO annually assesses (and reports to the Board regarding) the operation of the Trust’s compliance program. The Board meets at least quarterly with the CCO with the presence of management and Trust counsel to assist the Board in performing its oversight responsibilities.

BOARD AND COMMITTEE MEETINGS

The Board of Trustees held four meetings during the fiscal year ended December 31, 2010. During the fiscal year ended December 31, 2010 each Trustee attended at least 75% of the total of (i) all meetings of the Board of Trustees and (ii) all meetings of each Committee on which he served.

NOMINATING COMMITTEE

The Board has a Nominating Committee, the current members of which are Messrs. Robert P. Parker (Chair) and David N. Laux. The Nominating Committee is responsible for considering candidates for nomination or election to the Board in the event a position is vacated or created. The Nominating Committee meets as necessary. The Nominating Committee met one time during the fiscal year ended December 31, 2010 and one additional time following the fiscal year ended December 31, 2010 but prior to the date of this proxy statement. The members of the Nominating Committee are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act and also are Board members of the Trust, as defined under the rules of the New York Stock Exchange (the “NYSE”). The Nominating Committee has a charter, which is available on the Trust’s website at www.taiwangreaterchinafund.com. The charter provides that the Nominating Committee will consider recommendations of Trustee nominees submitted by Shareholders. Any such recommendations should be sent to the Trust’s Nominating Committee, c/o the Secretary of the Trust, Nanking Road Capital Management, LLC, 111 Gillett Street, Hartford, CT 06105. The charter also provides that the Nominating Committee will consider potential candidates who are personally known to members of the Nominating Committee, persons who are recommended to the Nominating Committee by other members of the Board and other persons known by Board members or persons identified by any search firm retained by the Nominating Committee. In considering whether to recommend that an individual be nominated as a Trustee, the Nominating Committee will take the following criteria, among others, into account: (i) the Board’s size and composition; (ii) applicable listing standards and laws; (iii) an individual’s expertise (especially with regard to matters relating to Taiwan as well as mainland China and public and private investment funds), experience and willingness to serve actively; (iv) whether an individual will enhance the functioning of the Board and the compatibility of his or her views concerning the manner in which the Trust should be governed with the Board’s assessment of the interests of Shareholders; and (v) the number of other company boards of directors on which such individual serves. While diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Trustee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity.

During the fiscal year ended December 31, 2010, the Nominating Committee did not retain any search firm or pay a fee to any third party to identify Trustee candidates.

On April 6, 2011, the Nominating Committee met and recommended that Messrs. Miller, Kogler and Sutro be nominated to stand for election at the Meeting. At a meeting of the Board on April 6, 2011, Mr. Tsung-Ming Chung informed the Board of Trustees of his decision to retire from the Board effective with the election of Trustees at the Meeting. Mr. David N. Laux has informed the Board of Trustees of his decision not to stand for re-election at the Meeting. The Board has increased the size of the Board of Trustees from five to six effective upon the election of Trustees at the Meeting.

AUDIT COMMITTEE AND INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Trustees has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 32a-4 under the 1940 Act. The current members of the Audit Committee are Messrs. Edward B. Collins (Chair), Frederick C. Copeland, Jr., Robert P. Parker and Tsung-Ming Chung. The members of the Audit Committee are not interested persons of the Trust, as defined in the 1940 Act, and also are independent Trustees of the Trust, as defined in the rules of the NYSE.

The responsibilities of the Audit Committee include, among other things, review and selection of the independent public accountants of the Trust, review of the Trust’s financial statements prior to their submission to the Board of Trustees and of other accounting matters of the Trust, and review of the administration of the Trust’s Codes of Ethics and Whistleblower Policy.

Audit Committee Report

The Audit Committee held two meetings during the fiscal year ended December 31, 2009 and two meetings during the fiscal year ended December 31, 2010. The Audit Committee also met on February 23, 2011. At those meetings, the Audit Committee, among other things:

(i) approved the selection of KPMG LLP (“KPMG”) as the Trust’s independent public accountants for its 2010 fiscal year;

(ii) reviewed the annual report and audited financial statements of the Trust for its 2009 and 2010 fiscal years and discussed those statements with the Trust’s management and KPMG;

(iii) reviewed the audit committee’s performance for the fiscal years ended 2009 and 2010;

(iv) discussed with the Trust’s management and KPMG those matters requiring discussion by the Accounting Standards Board’s Statement of Auditing Standards No. 61 as currently in effect, including the independence of KPMG;

(v) received the written disclosures and the letters from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence;

(vi) reviewed the charter for the Audit Committee; and

(vii) pre-approved the payment of fees for permitted non-audit services.

Based upon the reviews, discussions and consideration described above, the Audit Committee recommended to the Board of Trustees that the Trust’s audited financial statements be included in its Annual Report to Shareholders for the Trust’s fiscal year ended December 31, 2009 and December 31, 2010.

Edward B. Collins
Frederick C. Copeland Jr.
Robert P. Parker
Tsung-Ming Chung

Representatives of KPMG are expected to be available at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if they desire to do so.

AUDIT AND NON-AUDIT FEES

Audit Fees. The aggregate fees billed for professional services rendered by KPMG, the Trust’s independent auditors, in connection with the annual review and audit of the Trust’s financial statements and for services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for each of the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 were $85,000, $85,000 and $88,000, respectively.

Audit Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported under the section entitled “Audit Fees” for each of the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 were $20,150, $7,400 and $14,250, respectively.

Tax Fees. The aggregate fees billed for professional services rendered by KPMG in connection with the preparation of the Trust’s federal income and excise tax returns and the provision of tax advice and planning services for each of the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 were $30,000, $30,000 and $33,000, respectively.

All Other Fees. The aggregate fees billed for products and services provided by KPMG other than the fees for services referenced above for each of the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 were $0, $0 and $0, respectively.

Aggregate Amount of Non-Audit Fees. The aggregate amount of non-audit fees billed by KPMG for services rendered to the Trust for each of the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 were $0, $0 and $0, respectively. The aggregate non-audit fees include the amounts shown under Tax Fees and All Other Fees for the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010, respectively.

AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee approves the engagement of the Trust’s accountants to render audit or non-audit services before such accountants perform such services.

All services described under “Audit Fees” and “Non-Audit Fees” above that required approval were pre-approved by the Audit Committee before KPMG’s engagement to perform them.

POLICY ON TRUSTEES’ ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

The Trust’s policy with regard to attendance by members of the Board of Trustees at its Annual Meetings of Shareholders is that all Trustees are expected to attend, absent extenuating circumstances. All then current Trustees attended the 2009 Annual Meeting of Shareholders.

COMMUNICATIONS WITH THE BOARD OF TRUSTEES

Shareholders who wish to communicate with the Board of Trustees with respect to matters relating to the Trust may address their correspondence to the Board as a whole or to individual members c/o the Secretary of the Trust, Nanking Road Capital Management, LLC, 111 Gillett Street, Hartford, CT 06105.

OFFICERS OF THE TRUST

The following table sets forth certain information concerning the officers of the Trust. Information regarding Mr. Copeland, the Chairman of the Board and Chief Executive Officer, is set forth in the Trustee table above. As Chairman and Chief Executive Officer, Mr. Copeland holds office until his successor is duly elected and qualified, and all other officers hold office at the discretion of the Trustees.

Name (Age) and Address	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Positions with Affiliated Persons of the Trust	Other Business Experience And Other Directorships Held by Officer

Jon R. Kathe (59)	Secretary, Treasurer, Chief Financial Officer and Chief Compliance Officer	Secretary, Treasurer, Chief Financial Officer and Chief Compliance Officer since April 2011	Consultant, Nanking Road Capital Management, LLC since 2007; Consultant, Taiwan Greater China Fund 2006-2007	N/A	N/A

TRUSTEE AND OFFICER COMPENSATION

The compensation received by each Trustee and officer of the Trust for the fiscal year ended December 31, 2010 is set forth below.

Name	Position	Total Compensation from the Trust Paid to Trustees and officers (1)(2)

Edward B. Collins	Trustee	$23,000(2)

Frederick C. Copeland, Jr.	Trustee	$28,000(2)

David N. Laux	Trustee	$23,000(2)

Robert P. Parker	Trustee	$23,000(2)

Tsung-Ming Chung	Trustee	$22,000(2)

Pedro-Pablo Kuczynski(3)	Trustee	$31,000(2)

(1)	The Trustees and officers of the Trust do not receive any pension or retirement benefits from the Trust.

(2)

Compensation consists of a $2,000 meeting fee for each Board of Trustees’ meeting or committee meeting attended in person, $1,000 meeting fee for each Board of Trustees’ meeting or committee meeting attended by telephone and an annual retainer of $12,000 ($20,000 for the Chairman and $17,000 for the Vice Chairman, if applicable).

(3)	Mr. Kuczynski resigned as a Trustee effective January 12, 2011.

REQUIRED VOTE

The affirmative vote of a plurality of Shares present or represented by proxy and voting on the matter in question at the Meeting is required to elect the nominees as Trustees. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will not have the effect of votes in opposition to the election of a Trustee under this Proposal 1.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES SET FORTH IN THIS PROPOSAL 1 AS TRUSTEES.

OPEN-ENDING PROPOSALS:

The Trust is registered as a closed-end investment company under the 1940 Act and has operated as a closed-end fund since the reorganization of The Taiwan (R.O.C.) Fund (which was an open-end fund not registered in the United States) into the Trust on May 19, 1989. The Declaration of Trust and the Trust’s By-Laws (the “By-Laws”) provide that the Board of Trustees is required to submit to Shareholders at their next annual meeting a binding resolution to convert the Trust into an open-end investment company if the Shares trade on the NYSE at an average discount from their net asset value (“NAV”) of more than 10% during any 12-week period beginning after the most recent vote on such matter (which occurred at the 2009 Annual Meeting of Shareholders). For these purposes, the average variation of the trading price of the Shares from their NAV is determined on the basis of such variances for each trading day (which means each day when the NYSE is open for trading) during the applicable 12-week period and then the average of such daily variances is determined for the applicable 12-week period as of the end of such period.

By the terms of the Declaration of Trust, this requirement became effective on June 1, 1992, and since then Shareholders have voted on such a resolution 13 times; in 1995, in each of the years from 1997 through 2005, and in 2007, 2008 and 2009. In each instance, the Board recommended that Shareholders vote against the resolution to convert the Trust into an open-end investment company, and such resolution was not adopted by Shareholders. However, unlike in previous years where the Board has been required to submit this resolution to Shareholders, the Board now senses that the holders of significant portion, likely a majority, of Shareholders now support this resolution, and as such the Board now reluctantly supports it as well. In addition, the Board recognizes that the Trust is not viable on a long term basis under its “interval” structure, under which the Trust is required to repurchase at least 5% of its shares twice a year. Therefore, the Board believes that open-ending the Trust should provide the Trust with long-term viability.

Recognizing that the vote of Shareholders is necessary to open-end the Trust would likely be achieved at the 2010 Annual Meeting of Shareholders, the Board determined that it could only responsibly permit the Trust to open-end if the Board could identify a financial services firm that could provide the Trust with the distribution services necessary to sell the Shares to help offset the redemption of Shares that would occur once the Trust was open-ended. The Board then undertook a several month long process to identify such a firm, including hiring a consultant to identify likely candidates, assist in contacting candidates and evaluating candidates that expressed an interest in being retained by the Trust.

After reviewing the proposals of several candidates, the Board has determined that it is in the best interests of the Trust to retain RFS Partners (the “Distributor”) to provide distribution services to the Trust and, in that connection, also retain CCM Partners, an affiliate of the Distributor, as the Trust’s investment adviser. The Board has selected the Distributor and CCM Partners because it believes the Distributor and CCM Partners provide a package of distribution, investment advisory and administrative services that are best suited to the Trust. In particular, the Distributor appears to have a network of relationships with open-end fund sellers that would be effective in selling the Shares, while CCM Partners appears to be capable of providing appropriate investment advisory and administrative assistance. Also, to assist in providing investment advisory services to the Trust, CCM Partners has proposed retaining Nikko Asset Management as a sub-adviser to the Trust. The Board has determined that Nikko Asset Management has a demonstrated capability to manage assets invested in the Chinese securities markets, including Taiwan, and as a sub-adviser to the Trust is prepared to devote a research analyst and an experienced portfolio manager to manage the Trust and assist in marketing the Shares. Additional information regarding the Distributor, CCM Partners and Nikko Asset Management appears below.

In discussions with CCM Partners and Nikko Asset Management, the Board has determined that the marketing of the Shares as an open-end fund likely would be more viable if the Trust broadened its investment focus from Taiwan to the Greater China region. To this end, the Board has proposed an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from Taiwan to the Greater China region. The Board also has proposed a change to the investment policies of the Trust, including (i) a revision to the requirement that under normal circumstances at least 80% of the Trust’s net assets will be invested in investments that are economically tied to Taiwan, to a requirement that under normal circumstances at least 80% of the Trust’s net assets will be invested in investments that are economically tied to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the PRC); (ii) removal of the Trust’s prohibition on the short selling of securities, writing put and call options or engaging in purchases of securities on margin; (iii) buying or selling commodities or commodity contracts (including futures contracts on a contract market or other futures market); (iv) removal of the Trust’s prohibition on investing in equity securities that are not listed and traded on the TSE; (v) removal of the Trust’s prohibition on investing in securities issued by securities investment funds in Taiwan; (vi) removal of the Trust’s prohibition on investing in partnership interests; and (vii) removal of the Trust’s prohibition on effecting any securities transaction with another trust fund under the Trust’s former investment adviser’s management. The Board believes that the expansion of the investment objective regarding the primary geographic investment focus of the Trust coupled with the increased flexibility afforded to CCM Partners and Nikko Asset Management in the management of the Trust’s assets by the removal of the investment restrictions of the Trust set forth above may allow the Trust’s assets to be managed in a more efficient manner, consistent with its proposed revised investment objective.

If, as the Board anticipates, the proposal to open-end the Trust receives the necessary Shareholder approval, the Shares will no longer be listed on the New York Stock Exchange, and the Trust will no longer be required to hold annual meetings of Shareholders. As such, the Board has proposed that the Declaration of Trust be amended to eliminate the provision setting the terms of the Trustees at staggered three year intervals. The amended provision would provide that the Trustees would serve for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

The Trust is currently structured as a single fund; however, many open-end funds are structured with multiple funds (commonly referred to as series) being housed under a single entity (such as a trust). In such a structure, the shares of each series have access only to the securities held by such series and are subject only to the liabilities of such series. If Shareholders approve the open-ending of the Trust, the Board believes that the proposed amendment to the Declaration of Trust to allow for the Trust to have multiple funds will permit CCM Partners to add series to the Trust in the future, with the inclusion of additional series providing potential reductions to the expense ratio of the Trust. The potential reduction in the expense ratio may occur as a result of fixed expenses of the Trust being spread over multiple series.

If Proposal 2(a) is approved, and the Trust is open-ended, the amendment to the Declaration of Trust to allow the for Trust to make in-kind redemptions will allow for the Trust, subject to the supervision of the Board, to exchange Shares offered for redemption to the Trust by Shareholders of securities held by the Trust. The Board believes the flexibility provided to the Trust by this amendment may help to protect long-term investors by not requiring the Trust to sell off at inopportune times certain of its securities in order to have the cash on hand that would otherwise be necessary if the Trust was permitted to make cash redemptions only.

The Trust will make every effort to make redemptions to Shareholders in cash; however, if such cash redemptions, due to their size, timing, etc., would negatively impact the Trust’s assets, the Trust retains the right to make such redemptions in-kind so as to protect non-redeeming Shareholders. When the Trust makes a redemption in-kind to a Shareholder, the Shareholder may incur brokerage costs in converting such securities to cash and assumes the market risk during the time required to convert the securities to cash. The Trust has elected to rely on the provisions of Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period.

While each of the proposals set forth under this heading “Open-Ending Proposals,” the open-ending provision itself under Proposal 2(a), the retention of CCM Partners as the Trust’s investment adviser under Proposal 2(b), the retention of Nikko Asset Management as the Trust’s investment sub-adviser under Proposal 2(c), the amendments of the Trust’s Declaration of Trust under Proposals 2(d), 2(e) and 2(f), an amendment to the investment objective of the Trust under Proposal 2(g) and the amendments to investment policies of the Trust under Proposals 2(h) and 2(i) will be voted on by Shareholders separately, the proposals will give the Trustees the power to determine whether to implement certain of the proposals even if those proposals are approved by Shareholders. The Trustees will not have this power with respect to the open-ending provision itself (Proposal 2(a)); however, if for example, Proposal 2(a) is not approved by Shareholders, the Trustees may determine not to retain CCM Partners as the Trust’s investment adviser and/or Nikko Asset Management as the Trust’s investment sub-adviser and may determine not to implement the amendments to the Declaration of Trust or the proposed changes to the Trust’s investment objective and policies.

Alternatively, if Proposal 2(a) is approved by Shareholders, but some or all of the other proposals are not approved, the Board may hire additional consultants to determine what alternatives are available to the Trust in order to meet the interests of Shareholders including, but not limited to, re- submitting matters to a Shareholder vote and hiring a proxy service to obtain the necessary votes, offering additional matters to be voted on by Shareholders or re-evaluating remaining alternatives that are available to Trust. In this connection, on April 6, 2011, a majority of the Board voted to terminate the investment advisory agreement with the current investment adviser to the Trust, Nanking Road Capital Management, LLC (“Nanking Road”), and on April 13, 2011 a notice of termination (the “Notice”) was sent to Nanking Road. In accordance with the current investment advisory agreement, the Notice provided that the termination of Nanking Road would be effective 60 days from April 13, 2011, meaning that the current investment advisory agreement will terminate as of 12:01 a.m. (Eastern time) on June 12, 2011. If by that time Proposal 2(b), the proposed investment advisory agreement with CCM Partners, has not been approved by Shareholders, the Board may enter into an interim advisory agreement with CCM Partners or another investment adviser, with a duration not to exceed 150 days. During this interim period, the Board may consider other options discussed above in this paragraph. The Board believes that any of these results could potentially prove expensive and result in substantial incremental costs to Shareholders.

If Proposal 2(a) is approved by Shareholders, the open-ending will become effective when a number of steps, which will permit the Trust to operate effectively as an open-end investment company are completed, including the Securities and Exchange Commission’s (the “SEC”) declaring effective the registration statement that the Trust has filed with the SEC to permit it to sell Shares as an open-end investment company and the transfer agent the Trust has retained to process subscriptions and redemptions of the Shares as an open-end investment company having indicated that it has the necessary systems in place to provide those functions. With these considerations in mind, the open-ending will be pursued as expeditiously as is reasonably practicable by the Trust and is not anticipated to become effective any later than August 27, 2011; however, the open-ending could be delayed if arrangements with a transfer agent for redemption of the Shares are not completed by that date or if the Board determines that such a delay is prudent due to unforeseen events. The Trust will issue a press release announcing the effective date approximately two weeks prior to that date.

PROPOSAL 2(a). CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT
COMPANY INTO AN OPEN-END INVESTMENT COMPANY

The Trust is registered as a closed-end investment company under the 1940 Act and has operated as a closed-end fund since the reorganization of The Taiwan (R.O.C.) Fund (which was an open-end fund not registered in the United States) into the Trust on May 19, 1989. The Trust’s Declaration of Trust and By-Laws provide that the Board of Trustees is required to submit to Shareholders at their next annual meeting a binding resolution to convert the Trust into an open-end investment company if the Shares trade on the NYSE at an average discount from their net asset value (“NAV”) of more than 10% during any 12-week period beginning after the most recent vote on such matter (which occurred at the Trust’s 2009 annual meeting). For these purposes, the average variation of the trading price of the Shares from their NAV is determined on the basis of such variances for each trading day (which means each day when the NYSE is open for trading) during the applicable 12-week period and then the average of such daily variances is determined for the applicable 12-week period as of the end of such period. The affirmative vote of a majority of the Shares outstanding and entitled to vote is required for the adoption of such a resolution.

By the terms of the Declaration of Trust, this requirement became effective on June 1, 1992, and since then Shareholders have voted on such a resolution 13 times; in 1995, in each of the years from 1997 through 2005, and in 2007, 2008 and 2009. In each instance, the Board recommended that Shareholders vote against the resolution to convert the Trust into an open-end investment company, and such resolution was not adopted by Shareholders. However, unlike in previous years where the Board has been required to submit this resolution to Shareholders, the Board now senses that the holders of significant portion, likely a majority, of Shareholders now support this resolution, and as such the Board now reluctantly supports it. In addition, the Board recognizes that the Trust is not viable on a long term basis under its “interval” structure, under which the Trust is required to repurchase at least 5% of its Shares twice a year. Therefore, the Board believes that open-ending the Trust should provide the Trust with long-term viability.

The Board of Trustees has considered information regarding the legal, operational and practical differences between closed-end and open-end investment companies, the Trust’s performance to date as a closed-end fund, the historical relationship between the market price of the Shares and their NAV, the possible effects of conversion on the Trust and alternatives to conversion. The Board of Trustees has resolved to recommend to Shareholders that they vote for the proposal to convert the Trust into an open-end investment company.

After the vote in 2009, the Shares, like those of most other closed-end country funds, continued to trade at a discount. The average discount for the period from the 2009 Annual Meeting of Shareholders until the record date for the Meeting was 8.30%. As of the 12-week period ended December 4, 2009, the Shares traded at an average discount of more than 10% (10.10%), requiring the Board of Trustees to submit to Shareholders the proposal described herein. From the 12-week period ended on December 4, 2009 until the record date for the Meeting, the Shares have traded at an average discount of 7.99%.

On April 21, 2011, the Shares’ trading price on the NYSE closed at a discount to NAV per Share of 3.49%. Conversion of the Trust into an open-end investment company would eliminate the trading market in the Shares and provide Shareholders with a continuing opportunity to redeem their Shares from the Trust at their NAV (subject to a 2.00% redemption fee for redemptions made during the first year following the date upon which the open-ending of the Trust becomes effective). The proposal will be adopted, as provided in the Declaration of Trust, only if approved by holders of a majority of the Shares outstanding and entitled to vote.

Since the reorganization of the Trust in 1989, the Shares have frequently traded at a discount to NAV. (See the discussion below under “Differences Between Open-end and Closed-end Investment Companies—Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium.”) The Shares’ average annual discount/premium (determined by comparing the Shares’ NAV to their closing price on the NYSE on each trading day pursuant to the By-Laws) by year is as follows:

YEAR	DISCOUNT(-)/ PREMIUM

1989 (May 12 to December 31)	2.71%
1990	-9.47%
1991	-3.29%
1992	4.26%
1993	3.45%
1994	0.75%
1995	1.23%
1996	3.28%
1997	-17.06%
1998	-17.67%
1999	-14.24%
2000	-18.82%
2001	-14.51%
2002	-14.95%
2003	-11.33%
2004	-9.99%
2005	-7.55%
2006	-7.30%
2007	-9.72%
2008	-9.78%
2009	-9.25%
2010	-8.01%
2011 (January 1, 2011 to April 21, 2011)	-7.16%

While the Board understands that conversion into an open-end investment company could expose the Trust to the risk of a reduction in its size and a corresponding loss of economies of scale and an increase in its expenses as a percentage of NAV, as described below under “Effect of

Conversion on the Trust,” the Board believes this concern is diminished by the sales and distribution services that would be available from the Distributor and CCM Partners.

As described below under “Measures to be Adopted if the Trust Becomes an Open-end Investment Company—Redemption Fee,” if Shareholders vote to convert the Trust into an open-end investment company, the Trust will impose a fee payable to the Trust on all redemptions that is equal to 2.00% of redemption proceeds for one year after conversion. The Board will determine whether a redemption fee is appropriate for Shares purchased following the date upon which the open-ending of the Trust becomes effective, which are redeemed within one year from the date the open-ending of the Trust becomes effective, and the level of such fee, in accordance with SEC rules and regulations and interpretive guidance; however, the Board does not currently intend to impose a fee for such redemptions. In an effort to deter market timing of Shares after the conversion of the Trust to an open-end investment company, the Board of Trustees may also decide to impose redemption fees in connection with transactions within certain periods of time after the purchase of Shares from the Trust.

DIFFERENCES BETWEEN OPEN-END AND CLOSED-END INVESTMENT COMPANIES

1. Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium. Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in the securities markets at prevailing market prices, which may be equal to, less than or more than NAV. From May 12, 1989 to October 16, 2008, the Shares traded on the NYSE at prices ranging from 31.55% below NAV (on April 27, 1990) to 35.36% above NAV (on December 13, 1993). During the period from May 1989 to September 1996, the Trust traded at both significant premiums to net asset value and significant discounts. Following September 1996, the Trust continuously sold at significant discounts during and after the Asian Financial Crisis. From the beginning of 2005 until early 2007, the discount moderated significantly, before widening again during the financial turmoil of the past several years. On April 21, 2011, the closing price of a Share on the NYSE was 3.49% below its NAV.

Although it is now possible, subject to certain restrictions, for both institutions and individuals outside Taiwan to invest directly in Taiwan stocks, the Board of Trustees believes that many foreign investors, and particularly foreign individuals, continue to invest in the Taiwan market through a managed intermediary like the Trust. In February 2004, the Board revised the Trust’s investment strategy to provide that the Trust will primarily invest in Taiwan companies that derive or expect to derive a significant portion of their revenues from operations in or exports to mainland China, and the Board believes that substantial expertise is required to select and assess companies with that profile. However, additional alternatives to the Trust may develop as other vehicles for investment in Taiwan securities by investors located outside Taiwan develop, which could have the effect of increasing any discount at which the Shares trade in relation to their NAV.

Except during periods when the NYSE is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the 1940 Act, the holders of securities of mutual funds (such securities being redeemable securities) have the right to surrender them to the mutual fund and obtain in return their proportionate share of the mutual fund’s NAV at the time of the redemption (less any redemption fee charged by the fund or contingent deferred sales charge imposed by the fund’s distributor).

Upon conversion of the Trust into an open-end investment company, Shareholders who wished to realize the value of their Shares would be able to do so by redeeming their Shares at NAV (less the redemption fee discussed below under “Measures to be Adopted if the Trust Becomes an Open-end Investment Company—Redemption Fee”), which could rise or fall based upon the performance of the Trust’s investment portfolio. The trading market for the Shares at a discount from NAV would be eliminated.

Please note that the interval fund structure adopted by the Trust in 2005 while providing Shareholders a semi-annual opportunity to liquidate a portion (but not necessarily all) of their Shares at NAV, does so less a 2.00% repurchase fee.

2. Cash Reserves. Because closed-end investment companies are not required to meet redemptions, their cash reserves can be substantial or minimal, depending on the investment adviser’s investment strategy. The investment advisers of many open-end investment companies, on the other hand, believe it desirable to maintain cash reserves adequate to meet anticipated redemptions without prematurely liquidating their portfolio securities. Many open-end funds operate successfully in this environment, maintaining large cash reserves when net redemptions are anticipated and reducing such reserves at other times, thereby helping to lessen the impact of cash reserve requirements on an open-end investment company’s ability to achieve its investment. In addition, open-end investment companies are subject to a requirement that no more than 15% of their net assets may be invested in securities that are not readily marketable or are otherwise considered to be illiquid, so as to not restrict an investor’s liquidity and ability to redeem his or her shares.

3. Raising Capital. Closed-end investment companies may not issue new shares at a price below NAV except in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances. Accordingly, the ability of closed-end funds to raise new capital is restricted, particularly at times when their shares are not trading at a premium to NAV. The shares of open-end investment companies, on the other hand, are offered by such companies (in most cases continuously) at NAV, or at NAV plus a sales charge.

4. NYSE Delisting; State and Federal Fees on Sales of Shares. If the Trust converted to an open-end fund, the Shares would immediately be delisted from the NYSE. Delisting would save the Trust annual NYSE fees of approximately $30,000, but in the event that the Distributor successfully offsets any redemptions with sales of new Shares, such that a net positive increase in Shares outstanding occurs, the Trust would need to issue new Shares and would have to pay federal registration fees, except to the extent that a third party paid some or all of such fees.

5. Underwriting; Brokerage Commissions or Sales Charges on Purchases and Sales. Open-end investment companies typically seek to sell new shares on a continuous basis in order to offset redemptions. Shares of “load” open-end investment companies are normally offered and sold through a principal underwriter, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, receives a distribution fee from the fund (called a Rule 12b-1 fee), or both, to compensate it and securities dealers for sales and marketing services. Shares of “no-load” open-end investment companies are sold at NAV, without a sales charge, with the fund’s investment adviser or an affiliate normally bearing the cost of sales and marketing from its own resources. If this Proposal 2(a) is approved by Shareholders, the Distributor currently contemplates offering shares of the Trust on a no-load basis. Shares of closed-end investment companies, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions. Except in the case of shares sold pursuant to a rights offering, when a closed-end fund sells newly issued shares, it typically does so in an underwritten public offering in which an underwriting fee of 4% or more is imposed. Except in the case of a rights offering, such sales can be made only at or above the shares’ then applicable NAV after the deduction of such an underwriting fee.

6. Shareholder Services. Open-end investment companies typically provide more services to shareholders and may incur correspondingly higher shareholder servicing expenses. One service that is generally offered by open-end funds is enabling shareholders to transfer their investment from one fund into another fund that is part of the same “family” of open-end funds at little or no cost to the shareholders. If the requisite majority of Shareholders approve this Proposal 2(a), the Board of Trustees would weigh the cost of any particular service against the anticipated benefit of such service.

7. Annual Shareholders Meetings. The Trust is organized as a Massachusetts business trust under the terms of the Declaration of Trust. As a closed-end investment company listed on the NYSE, the Trust is required by the rules of the NYSE to hold annual meetings of shareholders. This requirement would cease upon a delisting of the Shares from the NYSE. If the Trust were no longer required to hold annual meetings of shareholders, it would still be required by the 1940 Act to have meetings to approve certain matters and, under certain circumstances, to elect Trustees. (See the discussion below under “Measures to be Adopted if the Trust Becomes an Open-end Fund—Effect on the Trust’s Declaration of Trust.”) The Trust would save the cost of annual meetings, which is estimated to be approximately $45,000 per year; however, these savings would not be expected to materially affect the Trust’s expense ratio.

EFFECT OF CONVERSION ON THE TRUST

In addition to the inherent characteristics of open-end investment companies described above, the Trust’s conversion to an open-end investment company would potentially have the effects described below.

As a result of the open-ending, the Shares will be delisted from the NYSE, and therefore the NYSE’s requirement that the Trust hold annual meetings would no longer be applicable.

The Trust will continue to have a single class of shares with no sales load and no 12b-1 fees or similar fees imposed on the class. Redemption of Shares would, however, be subject to a 2.00% redemption fee for one year after the conversion becomes effective. In the future, the trustees may authorize the Trust to issue additional classes of shares.

Subject to Proposals 2(b) and 2(c) being approved by Shareholders and implemented by the Board, the Trust will receive a package of distribution, investment advisory and administrative services from the Distributor, CCM Partners and Nikko Asset Management that the Trustees believe are properly suited to the needs of the Trust. In particular, the Distributor’s network of relationships with open-end fund sellers are likely be beneficial in helping to sell the Shares, while CCM Partners will provide investment advisory and administrative assistance. Also, Nikko Asset Management will assist CCM Partners in providing investment advisory services, with a research analyst and an experienced portfolio manager anticipated to be dedicated to the Trust.

Subject to Proposal 2(e) being approved by Shareholders and implemented by the Board, the Declaration of Trust will be amended to allow for the Trust to have multiple funds. Additionally, if this Proposal is approved by Shareholders and implemented by the Board, the Trust name will be changed, and the name of the Taiwan Greater China Fund would be changed to delete “Taiwan” from the name. The deletion of “Taiwan” from the name is required to comply with certain rules and regulations promulgated under the 1940 Act. If these changes are made, it is anticipated that the name of the Trust will be changed, and the name of the Trust’s sole fund, the Taiwan Greater China Fund, is anticipated to be changed to The Greater China Fund.

Subject to Proposal 2(f) being approved by Shareholders and implemented by the Board, the Declaration of Trust will be amended to allow for Trust to make in-kind redemptions. This amendment will allow for the Trust, subject to the supervision of the Board, to exchange Shares offered for redemption to the Trust by Shareholders of securities held by the Trust. The Board believes the flexibility provided to the Trust by this amendment may help to protect long-term investors by not requiring the Trust to sell off at inopportune times certain of its securities in order to have the cash on hand that would otherwise be necessary if Trust was permitted to make cash redemptions only.

The Trust will make every effort to make redemptions to Shareholders in cash; however, if such cash redemptions, due to their size, timing, etc., would negatively impact the Trust’s assets, the Trust retains the right to make such redemptions in-kind so as to protect non-redeeming Shareholders. When the Trust makes a redemption in-kind to a Shareholder, the Shareholder may incur brokerage costs in converting such securities to cash and assumes the market risk during the time required to convert the securities to cash. The Trust has elected to rely on the provisions of Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period.

Subject to Proposals 2(g), 2(h) and 2(i) being approved by Shareholders and implemented by the Board, the investment objective of the Trust will be changed so that the primary geographic focus of the Trust’s investments will be the Greater China region and the investment policies of the Trust will be revised such that (i) under normal circumstances at least 80% of the Trust’s net assets will be invested in investments that are economically tied to Taiwan, to a requirement that, under normal circumstances, at least 80% of the Trust’s net assets will be invested in investments that are economically tied to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the PRC); (ii) removal of the Trust’s prohibition on the short selling of securities, writing put and call options or engaging in purchases of securities on margin; (iii) buying or selling commodities or commodity contracts (including futures contracts on a contract market or other futures market); (iv) removal of the Trust’s prohibition on investing in equity securities that are not listed and traded on the TSE; (v) removal of the Trust’s prohibition on investing in securities issued by securities investment funds in Taiwan; (vi) removal of the Trust’s prohibition on investing in partnership interests; and (vii) removal of the Trust’s prohibition on effecting any securities transaction with another trust fund under the Trust’s former investment adviser’s management.

MEASURES THAT THE BOARD INTENDS TO ADOPT IF THE TRUST BECOMES AN OPEN-END INVESTMENT COMPANY

If Shareholders vote to convert the Trust to an open-end fund, the Board of Trustees expects to take the following actions.

1. Redemption Fee. In order to reduce the number of redemptions of the Shares immediately following the conversion of the Trust to an open-end investment company (thereby reducing any disruption of the Trust’s normal portfolio management) and to offset the brokerage and other costs of such redemptions, the Trust will impose a redemption fee for a period of one year, to be retained by the Trust, of 2.00% of the redemption proceeds payable by the Trust on all redemptions (including Shares redeemed by the Trust in-kind). Such a fee would be similar to fees that have been proposed by other funds considering a conversion from closed-end investment company to open-end investment company status. Additionally, the Board will determine whether a redemption fee is appropriate for Shares purchased following the date upon which the open-ending of the Trust becomes effective, which are redeemed within one year from the date the open-ending of the Trust becomes effective, and the level of such fee, in accordance with SEC rules and regulations and interpretive guidance; however, the Board does not currently intend to impose a fee for such redemptions. In an effort to deter market timing of Shares after the conversion of the Trust to an open-end investment company, the Board of Trustees may also decide to impose redemption fees in connection with transactions within certain periods of time after the purchase of Shares from the Trust.

2. Effect on the Trust’s Declaration of Trust. The Declaration of Trust provides that, if Shareholders vote to change the Trust’s sub-classification under the 1940 Act from a closed-end investment company to an open-end investment company, the provisions in the Declaration of Trust set forth in Exhibit A to this proxy statement would become effective that authorize the issuance of redeemable securities at NAV and provide that the outstanding Shares will be redeemable at the option of Shareholders; however, if Proposal 2(f) allowing the Trust to redeem Shares in-kind is approved by Shareholders and implemented by the Board, the provisions set forth in Exhibit A will be revised in accordance with Proposal 2(f).

3. Timing. If Shareholders vote to convert the Trust into an open-end investment company, a number of steps would be required to implement such conversion to permit the Trust to operate effectively as an open-end investment company, including the SEC declaring effective the registration statement that the Trust has filed with the SEC to permit it to sell Shares as an open-end investment company and the transfer agent the Trust has retained to process subscriptions and redemptions of the Shares as an open-end investment company having indicated that it has the necessary systems in place to provide those functions. The open-ending will be pursued as expeditiously as is reasonably practicable by the Trust and is not anticipated to become effective any later than August 27, 2011; however, the open-ending could be delayed if arrangements with a transfer agent for redemption of the Shares are not completed by that date or if the Board determines that such a delay is prudent for other reasons. The provisions of the Declaration of Trust set forth on Exhibit A (or as stated above, the provisions set forth in Proposal 2(f), if such proposal is approved by Shareholders and implemented by the Board) would become effective simultaneously with the effectiveness of the registration statement referred to above under the Securities Act. If the Trust is open-ended and Shareholders approve the proposal to eliminate the staggered nature of the Board of Trustees, the requirement that the Trust hold annual meetings of Shareholders would no longer be applicable. The attendant cost savings in not holding such meetings (see “Differences Between Open-end and Closed-end Investment Companies—Annual Shareholders Meetings”) would accrue in the years following such approval. For avoidance of doubt, if such proposal is approved by Shareholders, the Trustees that are in office when the provisions of Exhibit A (or as stated above, the provisions set forth in Proposal 2(f), if such proposal is approved by Shareholders and implemented by the Board) become effective will have the term as provided in the amended provision.

REQUIRED VOTE

An affirmative vote of a majority of all outstanding Shares is required to approve the conversion of the Trust from a closed-end investment company into an open-end investment company. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will not have the effect of votes in opposition to this Proposal 2(a).

PROPOSAL 2(b). APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH
CCM PARTNERS, L.P.

On April 6, 2011, the Board of Trustees, all of whom are independent (as such term is defined in the Rules of the NYSE) Trustees (Independent Trustees”), voted to approve and recommend Shareholders approve an Investment Advisory Agreement (the “Proposed Advisory Agreement”) between the Trust and CCM Partners, L.P. (the “Proposed Adviser”). The Proposed Advisory Agreement, if approved, will replace the current investment advisory agreement, dated October 1, 2007 (the “Current Advisory Agreement”), pursuant to which Nanking Road Capital Management, LLC (the “Adviser”) manages the assets of the Trust. The Current Advisory Agreement was approved by a vote of Shareholders during an annual meeting of Shareholders on August 21, 2007.

The Proposed Advisory Agreement provides for the Proposed Adviser to provide substantially the same investment advisory services as provided under the Current Advisory Agreement. The Proposed Adviser’s duties under the Proposed Advisory Agreement include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Trust’s investment objective and policies and within the guidelines and directives established by the Board of Trustees as such investment objective and policies are amended from time to time by the Board of Trustees (or with the concurrence of Shareholders, in each case in accordance with the requirements of the 1940 Act), and subject always to the restrictions of the Declaration of Trust and By-Laws, as amended or restated from time to time.

Under both the Proposed Advisory Agreement and the Current Advisory Agreement, the Trust bears: the expenses for legal fees and expenses of counsel to the Trust; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Trust’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration, except as may be herein expressly provided otherwise; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Trust; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Trust for public sale; freight, insurance and other charges in connection with the shipment of the Trust’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Trust; expenses of preparation and distribution of reports, notices and dividends to Shareholders; expenses of the Trust’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of Shareholder’s and other meetings. Under the Proposed Advisory Agreement the Proposed Adviser bears the following expenses associated with the performance of its duties: the expenses for the printing and distribution of prospectuses; statements of additional information and sales and advertising materials (not including any legal, auditing or accounting fees related thereto) to prospective investors, the fees of any sub-adviser retained by the Proposed Adviser to provide services to the Trust; the salaries and expenses of such of the Trust’s officers and employees (with the exception of the salary and expenses of the Chief Compliance Officer, which will be shared between the Proposed Adviser and the Trust); and any fees and expenses of the Trust’s trustees who are managers, members, officers or employees of the Proposed Adviser or any of its affiliates and expenses in connection with office space and equipment necessary for the operation of the Trust.

The Proposed Advisory Agreement may be terminated at any time, without payment of penalty by the Proposed Adviser, or by the Trust acting pursuant to a vote of the Board of Trustees or by a majority of the Trust’s outstanding voting securities (as defined in the 1940 Act), upon 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Proposed Adviser.

If approved by Shareholders, the Proposed Advisory Agreement would remain in effect for an initial period of two years from the date of its execution by the Trust. Thereafter, the Proposed Advisory Agreement would continue in effect from year to year if its continuance is specifically approved at least annually by (i) vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board of Trustees as a whole or a majority of the Trust’s outstanding shares of common stock as defined in the 1940 Act. A form of the Proposed Advisory Agreement is attached as Exhibit B to this proxy statement.

The Proposed Adviser, a California limited partnership, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and, as of March, 31 2011, managed $770 million in investment company assets spread over 12 funds, none of which have investment objectives that are similar to the proposed investment objective of the Trust. The Proposed Adviser has been managing investment companies since 1985 and its principal business address is 44 Montgomery Street, Suite 2100, San Francisco, CA 94104. The Proposed Adviser is controlled by its general partner, RFS Partners, L.P., which in turn is controlled by its general partner, RFS Incorporated (a subchapter S corporation), which in turn is controlled by a private family trust.

INVESTMENT ADVISORY FEES

For the services provided pursuant to the Proposed Advisory Agreement, the Proposed Adviser is entitled to receive from the Trust, an advisory fee at an annual rate of 1.25% of the average daily net asset value of the Trust. Such fees will be computed weekly and payable monthly. The net asset value of the Trust’s assets will be determined, generally, by the value of the portfolio securities of the Trust at the last reported sale price on the principal exchange on which they are traded. In the case of futures contracts held by the Trust, the valuation is determined using the settlement price provided by the Chicago Mercantile Exchange, the IntercontinentalExchange, Inc. or other applicable exchange, depending on the exchange on which the contract trades, typically as of 1:15 p.m., Pacific time. Securities held by the Trust that have no reported last sale price for any day that the Trust’s NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. All other securities and assets are valued at their fair value as determined in good faith by the Board. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Board determines that such valuation does not reflect fair value of the security. The Trust may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

BOARD CONSIDERATIONS

The Board of Trustees was asked to approve the Proposed Advisory Agreement with substantially the same terms and conditions as the Current Advisory Agreement, except with respect to advisory fees as described above. The Proposed Advisory Agreement is legally required to be reviewed and re- approved by the Board of Trustees once a year after its initial two year term.

Approval Process. At its meeting on September 14, 2010, the Board, all of whom were Independent Trustees, determined that if Shareholders vote to open-end the Trust at the Meeting, as is expected to occur, the Trust would need distribution services. Recognizing that any distribution services would be coupled with investment advisory services, the Board appointed a committee (the “Advisory Committee”) to oversee the process of reviewing alternative investment advisers. The Advisory Committee retained a consultant to assist the Advisory Committee in identifying appropriate candidates to serve as investment adviser for the Trust and in preparing a request for proposal to be sent to the candidates. The consultant retained by the Advisory Committee was retained to identify and assist the Board in evaluating possible candidates to serve as investment adviser to the Trust, the decision to select of the Proposed Adviser was made solely by members of the Board. Please note that the consultant will receive from the Trust, a fee in the amount of $225,000 if the Proposed Advisory Agreement is approved by Shareholders. This fee would also have been due to the consultant if a distribution agreement with any other distribution candidate brought to the Trust by the consultant was approved by Shareholders.

Initially, over 30 candidates were identified, based on the Advisory Committee’s review of information compiled by the consultant showing, among other things, that each candidate (i) could provide the distribution services necessary to sell the Shares to help offset the redemption of Shares that would likely occur if the Trust was open-ended and (ii) had experience, or the ability to partner with an adviser that had experience, managing portfolios consisting of Chinese securities markets, including Taiwan, and was believed to have performed well in managing those portfolios. Following a review by the Advisory Committee of additional information compiled by the consultant regarding the initial candidates, over 20 were eliminated due to assessment of their capabilities and/or level of interest. The remaining candidates were asked to submit responses to requests for proposals that were sent to those candidates. Six candidates (each a “Candidate” and together the “Candidates”) submitted comprehensive responses to the requests for proposals. After reviewing the responses, the Advisory Committee requested additional information from each Candidate. After reviewing the additional information provided by the Candidates, the Advisory Committee determined that each Candidates’ proposal should be presented at the January 11, 2011 meeting of the Board. In advance of that meeting, each of the Trustees was supplied with all of the information provided by each Candidate in response to the request for proposal and the request for additional information. Included in the information supplied by each Candidate was information addressing its compliance structure and its ability to provide the Trust with certain administrative services. Throughout the process, the Board and the Advisory Committee were advised by counsel.

At the Board meeting on January 11, 2011, with all Trustees present, the proposals of each Candidate was reviewed and discussed by the Board. Following the Board discussion of the relative merits of each Candidate, three candidates were eliminated. Following additional discussion of the Advisory Committee over the next several months, the candidates were narrowed down to one, the Proposed Adviser. The Board determined that it was in the best interests of the Trust to retain the Proposed Adviser on the basis of the distribution and investment advisory services offered by the

Distributor (an affiliate of the Proposed Adviser) and the Proposed Adviser, respectively, and at the Board meeting on April 6, 2011, with all Trustees present, the Board of Trustees approved the selection of the Proposed Adviser as the investment adviser for the Trust, approved the Proposed Advisory Agreement and agreed to submit the selection of the Proposed Adviser for approval by Shareholders at the Meeting.

In making this selection, the Board noted the Proposed Adviser’s experience in providing investment advisory and administrative services. The Board considered the Proposed Adviser’s proposal to retain the Proposed Sub-Adviser to provide advisory services to the Trust, and that the Proposed Sub- Adviser had investment personnel located in offices Asia who may have more specialized expertise on local companies, markets and economics or on various types of investments and investment techniques. The Board also noted that the advisory fee agreed to by the Proposed Adviser was comparable to fees charged by advisers of other U.S. registered funds that invest in the China region. The Board further noted that the Proposed Adviser would pay, out of its advisory fee, all sub-advisory fees of the Proposed Sub-Adviser pursuant to the Proposed Sub-Advisory Agreement. The Board also considered the terms and conditions of the Proposed Advisory Agreement and the nature, scope and quality of services that the Proposed Adviser is expected to provide to the Trust, including compliance services. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Proposed Adviser. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Proposed Adviser under the Proposed Advisory Agreement. The Board also reviewed and considered the nature and extent of the non-investment advisory, administrative services to be provided by the Proposed Adviser under the Proposed Advisory Agreement. The Board determined that the Proposed Adviser appeared to be capable of providing the Trust with investment advisory and administrative services of appropriate quality.

Performance, Fees and Expenses of the Trust. The Board noted that the Proposed Adviser had not yet begun providing services to the Trust and, therefore, there were limitations on the Board’s ability to evaluate the Proposed Adviser’s performance. Based, however, on the experience of the Proposed Adviser, the Board concluded that there was reason to believe that the Proposed Adviser could provide the appropriate level of investment advisory and administrative services to the Trust. The Board also considered that advisory fee rates under the Proposed Advisory Agreement would be the same as the base fee rate under the Current Advisory Agreement. The Board also noted that other expenses of the Trust were not expected to increase as a result of the retention of the Proposed Adviser.

Economies of Scale. The Board considered the benefits that Shareholders would be afforded as a result of anticipated economies of scale. One such consideration was that the Proposed Advisory Agreement did not contain breakpoints, which would serve to reduce the advisory fee paid to the Proposed Advisor if the Trust’s assets grow beyond a certain point; however, the inclusion of breakpoints may be revisited by the Board at a later date.

Other Benefits of the Relationship. The Board considered whether there were other benefits that the Proposed Adviser and its affiliates may derive from their relationship with the Trust and concluded that the only material benefit would be received by the Distributor (an affiliate of the Proposed Adviser), as it would be retained as the distributor of the Trust. However, it should be noted that the Board’s decision to retain the Proposed Adviser is due in part to the Board’s desire to obtain the distribution/marketing services offered by the Distributor.

Resources of the Proposed Investment Adviser. The Board considered whether the Proposed Adviser is financially sound and has the resources necessary to perform its obligations under the Proposed Advisory Agreement, noting that the Proposed Adviser appeared to have the financial resources necessary to fulfill its obligations under the Proposed Advisory Agreement.

Distribution and Administrative Assistance. The Board considered the distribution services that were available to the Trust from affiliates of the Proposed Adviser, specifically the network of relationships with open-end fund sellers that such affiliates had. Additionally, the Board considered the administrative services that the Proposed Adviser could offer

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its Shareholders to approve the Proposed Advisory Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

REQUIRED VOTE

As provided by the 1940 Act, approval of Proposal 2(b) requires the affirmative vote of a majority of the outstanding voting securities of the Trust, which means the affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more that 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote. Abstentions will be treated as votes present but not cast at the meeting. Abstentions will not have the effect of votes in opposition to this Proposal 2(b).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of the proposed investment advisory agreement with CCM Partners.

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to retain CCM Partners as the investment adviser to the Trust, even if this Proposal 2(b) is approved by Shareholders.

PROPOSAL 2(c). APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT WITH NIKKO ASSET MANAGEMENT CO. LTD.

On April 6, 2011, the Board of Trustees, all of whom are Independent Trustees, voted to approve and recommend to Shareholders an Investment Sub-Advisory Agreement (the “Proposed Sub-Advisory Agreement”) between the CCM Partners and Nikko Asset Management Co. Ltd. (the “Proposed Sub- Adviser”).

The Proposed Sub-Adviser’s duties under the Proposed Sub-Advisory Agreement include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Trust’s investment objective and policies and within the guidelines and directives established by the Board of Trustees as such investment objective and policies are amended from time to time by the Board of Trustees (or with the concurrence of Shareholders, in each case in accordance with the requirements of the 1940 Act), and subject always to the restrictions of the Declaration of Trust and By-Laws, as amended or restated from time to time.

Under the Proposed Sub-Advisory Agreement, the Trust bears expenses for taxes and governmental fees; fees and expenses of the Trust’s custodian, agents, broker and dealers; expenses incurred in connection with the acquisition and disposal of the assets of the Trust, including brokerage commissions; expenses in connection with the exercise of the voting rights of the Shares; expenses relating to interest charges; expenses incurred regarding registration and transfer; and any litigation expenses. Under the Proposed Sub-Advisory Agreement, the Proposed Sub-Adviser would bear all other expenses associated with the performance of its duties (including employee salaries and overhead) other than expenses to be paid by the Trust, as specifically provided above.

The Proposed Sub-Advisory Agreement may be terminated at any time, without payment of penalty by the Proposed Sub-Adviser, or by the Trust acting pursuant to a vote of the Board of Trustees or by a majority of the Trust’s outstanding voting securities (as defined in the 1940 Act), upon 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Proposed Sub-Adviser.

If approved by Shareholders, the Proposed Sub-Advisory Agreement would remain in effect for an initial period of two years from the date of its execution. Thereafter, the Proposed Sub-Advisory Agreement would continue in effect from year to year if its continuance is specifically approved at least annually by (i) vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board of Trustees as a whole or a majority of the Trust’s outstanding shares of common stock as defined in the 1940 Act. A form of the Proposed Sub-Advisory Agreement is attached as Exhibit C to this proxy statement.

The Proposed Sub-Adviser and its affiliates have offices throughout Asia, including Tokyo, Singapore and Mainland China. Additionally, it is anticipated that the Proposed Sub-Adviser will open up an office in Hong Kong during 2011 and once operational, the key portfolio management personnel for the Trust will be located in Hong Kong. As of March 31, 2011, the Proposed Sub-Adviser managed and advised approximately $154 billion in assets globally. Currently the Proposed Sub-Adviser does not manage or advise any registered investment companies in the United States; however, it does manage non-U.S. funds that have investment objectives that are similar to the proposed investment objective of the Trust. The Proposed Sub-Adviser is majority owned by the Sumitomo Mitsui Trust Holdings, Inc.

INVESTMENT ADVISORY FEES

For the services provided pursuant to the Proposed Sub-Advisory Agreement, the Proposed Sub-Adviser is entitled to receive from the Proposed Adviser, an advisory fee at an annual rate of 0.50% of the average daily net asset value of the Trust. Such fees will be calculated on the last day of each quarter and paid on the 30th day following such quarterly calculation period. The net asset value of the Trust’s assets will be determined, generally, by the value of the portfolio securities of the Trust at the last reported sale price on the principal exchange on which they are traded. In the case of futures contracts held by the Trust, the valuation is determined using the settlement price provided by the Chicago Mercantile Exchange, the IntercontinentalExchange, Inc. or other applicable exchange, depending on the exchange on which the contract trades, typically as of 1:15 p.m., Pacific time. Securities held by the Trust that have no reported last sale price for any day that the Trust’s NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. All other securities and assets are valued at their fair value as determined in good faith by the Board. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Board determines that such valuation does not reflect fair value of the security. The Trust may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

BOARD CONSIDERATIONS

The Proposed Advisory Agreement is legally required to be reviewed and re-approved by the Board of Trustees once a year after its initial two year term.

Approval Process. At the Board meeting on April 6, 2011, with all Trustees present, the proposal of the Proposed Sub-Adviser was reviewed and discussed, following such discussions the Board of Trustees approved the selection of the Proposed Sub-Adviser as the investment sub-adviser for the Trust, approved the Proposed Sub-Advisory Agreement and agreed to submit the selection of the Proposed Sub-Adviser for approval by Shareholders at the Meeting.

In making this selection, the Board noted the Proposed Sub-Adviser’s considerable experience in managing portfolios of equity securities of companies in the China region and its commitment of dedicating a research analyst and experienced portfolio manager to the Trust. The Board also noted that the sub-advisory fee agreed to by the Proposed Sub-Adviser compared favorably with fees charged by sub-advisers of other U.S. registered closed-end funds that invest in the China region and with the base sub-advisory fee of the Proposed Sub-Adviser. The Board also considered the terms and conditions of the Proposed Sub-Advisory Agreement and the nature, scope and quality of services that the Proposed Sub-Adviser is expected to provide to the Trust. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Sub-Adviser. The Board reviewed and considered the nature and extent of the investment sub-advisory services to be provided by the Proposed Sub-Adviser under the Proposed Sub-Advisory Agreement. The Board determined that the Proposed Sub-Adviser appeared to be capable of providing the Trust with investment sub-advisory services of acceptable quality.

Performance, Fees and Expenses of the Trust. The Board noted that the Proposed Sub-Adviser had not yet begun providing services to the Trust and, therefore, there were limitations on the Board’s ability to evaluate the Proposed Sub-Adviser’s performance. Based, however, on the considerable experience of the Proposed Sub-Adviser in managing portfolios of equity securities of companies in the China region, the Board concluded that there was reason to believe that the Proposed Sub-Adviser could achieve adequate performance over the long term in advising the Trust. The Board also noted that other expenses of the Trust were not expected to increase as a result of the retention of the Proposed Sub-Adviser.

Economies of Scale. The Board considered the benefits that the Shareholders would be afforded as a result of anticipated economies of scale.

Other Benefits of the Relationship. The Board considered whether there were other benefits that the Proposed Sub-Adviser and its affiliates may derive from their relationship with the Trust and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Investment Adviser. The Board considered whether the Proposed Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the

Proposed Sub-Advisory Agreement, noting that the Proposed Sub-Adviser appeared to have the financial resources necessary to fulfill its obligations under the Proposed Sub-Advisory Agreement.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its Shareholders to approve the Proposed Sub-Advisory Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

REQUIRED VOTE

As provided by the 1940 Act, approval of Proposal 2(c) requires the affirmative vote of a majority of the outstanding voting securities of the Trust, which means the affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more that 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote. Abstentions will be treated as votes present but not cast at the meeting. Abstentions will not have the effect of votes in opposition to this Proposal 2(c).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of the proposed investment sub-advisory agreement between CCM Partners and Nikko Asset Management.

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to retain Nikko Asset Management. as the investment sub-adviser to the Trust, even if this Proposal 2(c) is approved by Shareholders.

PROPOSAL 2(d). APPROVAL OF AMENDMENT TO THE DECLARATION OF TRUST
ELIMINATING THE STAGGERED NATURE OF THE BOARD OF TRUSTEES.

On April 6, 2011, the Board voted to approve and recommend Shareholders approve an amendment to Section 2.2 of Article II of the Declaration of Trust eliminating the provision setting the terms of the Board of Trustees at staggered three year intervals.

The text of the proposed amendment is set forth below with the proposed additions and deletions marked.

“~~The Board of Trustees shall be divided into three classes. Within the limits above specified, the number of Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of the first class of Trustees shall expire on the date of the first annual meeting of shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act of 1933, as amended. The term of office of the second class shall expire on the date of the second annual meeting of shareholders or special meeting in lieu thereof. The term of office of the third class shall expire on the date of the third annual meeting of shareholders or special meeting in lieu thereof. Upon expire of the term of office of each class as set forth above, the number of Trustees, shall be elected for a term expiring on the date of the third annual meeting of shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.3 of this Article, and each Trustee elected shall hold office until his successor shall have been elected and shall have qualified; except (a) that any Trustee may resign his~~ Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. Provided (a) that any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed (provided the aggregate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof) for cause, at any time by written instrument, signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and (d) that a Trustee may be removed for cause at any meeting of Shareholders by a vote of at least 66 2/3% of the then outstanding Shares. Upon resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his or her legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. Each of the Trustees in office as of the time this amendment was adopted will serve for the term set forth above, notwithstanding that he or she was elected for a definitive term.”

If Proposal 2(a) is approved by Shareholders, and the Trust becomes an open-end fund, the Trust will be delisted from the NYSE. As such, the requirements of the NYSE that the Trust hold annual meetings will no longer be applicable to the Trust; however, under current Section 2.2 of Article II of the Declaration of Trust, annual meetings would still be required in order to vote for the election of Trustees. In an effort to reduce the expenses incurred by the Trust in holding annual meetings, the Board has proposed the amendment set forth above to eliminate the staggered nature of the term of Trustees and therefore eliminate the need for annual meetings.

REQUIRED VOTE

An affirmative vote of a majority of all outstanding Shares is required to approve an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will have the effect of votes in opposition to this Proposal 2(d).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees.

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to implement the amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees that is set forth above, even if this Proposal 2(d) is approved by Shareholders.

PROPOSAL 2(e). APPROVAL OF AN AMENDMENT TO THE DECLARATION OF TRUST TO
ALLOW FOR THE TRUST TO HAVE MULTIPLE FUNDS.

On April 6, 2011, the Board voted to approve and recommend Shareholders approve an amendment to certain sections of Article VI of the Declaration of Trust to allow for the Trust to have multiple funds.

The text of the proposed amendment is set forth below with the proposed additions and deletions marked.

“Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, ~~all~~ of ~~one class,~~such series or classes, and of such designations and par values (if any) and with such ~~par value~~rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees ~~may determine, subject, however,~~from time to ~~the right of the Trustees to issue additional classes of beneficial interest pursuant to Section 8.3(d).~~time. The number of shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable. The Trustees shall have full power and authority to take such action with respect to the Shares as the Trustees may deem desirable. With the adoption of this amended Section 6.1, the Trustees may amend this Declaration, without any consent of the holders of Shares, as is appropriate to implement such amended Section 6.1.

~~Section 6.4 Issuance of Shares. The Trustees may, by consent or vote of the Trustees, without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for whole Shares and/or .001 of a Share or integral multiples thereof.~~

Section 6.4. Issuance of Shares.

(a) Series. The Trustees may from time to time authorize the division of Shares into one or more series of Shares. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any series shall be established and designated by the Trustees, and may be modified by the Trustees from time to time, upon and subject to the following provisions:

(i) Subject to variations between classes of Shares of a series, all Shares shall be identical except that there may be such variations as shall be fixed and determined by the Trustees from time to time between different series, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, redemptions, conversions and exchanges, and special and relative rights as to dividends and on liquidation, and each series shall have such business purpose or investment objective as shall be determined by the Trustees. Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined below) are allocated to such series). All references to Shares in this Declaration shall be deemed to include references to Shares of any or all series as the context may require.

(ii) The number of authorized Shares of each series and the number of Shares of each series that may be issued shall be unlimited. The Trustees may divide or combine any issued or unissued Shares of any series into a greater or lesser number; classify or reclassify any issued or unissued Shares into one or more series; terminate any one or more series; change the name of a series; and take such other action with respect to the series as the Trustees may deem desirable.

(iii) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, the “Assets”), shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of the Trust. Such Assets, together with any General Assets (as hereinafter defined) allocated to that series as provided in the following sentence, are herein referred to as “Assets belonging to” that series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as Assets belonging to any particular series (collectively, the “General Assets”), the Trustees shall allocate such General Assets to and among any one or more of the series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Assets allocated to a particular series shall be Assets belonging to that series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. Separate and distinct records shall be maintained for each series and the Assets belonging to each series shall be held and accounted for in such separate and distinct records separately from the Assets belonging to all other series and the General Assets of the Trust not allocated to such series.

(iv) The Assets belonging to a particular series shall be charged with the debts, liabilities and obligations of the Trust in respect of that series and with all expenses, costs, charges and reserves attributable to that series (collectively, the “Liabilities”), which Liabilities shall be recorded upon the books of the Trust. Such Liabilities together with any General Liabilities (as hereinafter defined) allocated to that series as provided in the following sentence, are herein referred to as “Liabilities belonging to” that series. In the event there are any debts, liabilities, obligations, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular series (collectively, the “General Liabilities”), the Trustees shall allocate and charge such General Liabilities to and among any one or more of the series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Liabilities so allocated to a particular series shall belong to that series. Each such allocation by the Trustees shall be conclusive and binding upon all concerned for all purposes. Without limiting the foregoing, but subject to the right of the Trustees to allocate General Liabilities as herein provided, the Liabilities belonging to a particular series shall be enforceable only against the Assets belonging to such series and not against the assets of the Trust generally or against the Assets belonging to any other series, and none of the General Liabilities incurred, contracted for or otherwise existing with respect to the Trust generally or any Liabilities incurred, contracted for or otherwise existing with respect to any other series shall be enforceable against the Assets belonging to such series. Any person extending credit to, contracting with or having any claim against any series may look only to the Assets belonging to that series to satisfy or enforce any Liability belonging to that series. No Shareholder or former Shareholder of any series, in such capacity, shall have a claim on or any right to any Assets belonging to any other series.

(b) Classes. The Trustees may from time to time authorize the division of Shares of the Trust or any series thereof into one or more classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class shall be established and designated by the Trustees and may be modified by the Trustees from time to time. All Shares of a class of a series shall be identical with each other and with the Shares of each other class of the same series except for such variations between classes as may be authorized by the Trustees from time to time and not prohibited by the 1940 Act, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and special and relative rights as to dividends and on liquidation. The number of authorized Shares of each class and the number of Shares of each class that may be issued shall be unlimited. The Trustees may divide or combine the issued or unissued Shares of any class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any class into one or more classes; combine two or more classes of a series into a single class of such series; terminate any one or more classes of Shares; change the name or other designation of a class; and take such other action with respect to the classes as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes, the Trustees may allocate assets, liabilities, income and expenses of a series to a particular class of that series or apportion the same among two or more classes of that series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all classes as the context may require.

(c) Establishment and Designation of Series and Classes; Termination.

(i) The establishment and designation of any series or class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such series and/or class, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time, including any prospectus relating to such series or class. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by an authorized officer of the Trust (in each case, a “Designation”). Additions or modifications to a Designation, including, without limitation any termination of an existing series or class, shall be made in the same manner as is permitted for the establishment and designation of such series or class, and the Trustees may, without the vote of Shareholders, terminate a series or class at any time, whether or not there are shares of such series or class then outstanding.

(ii) Notwithstanding the provisions of this Section 6.4, the Shares outstanding as of the date the open-ending of the Trust became effective will be designated   series.

(d) Conforming Amendments. With the adoption of this amended Section 6.4, the Trustees may amend this Declaration, without any consent of the holders of Shares, as is appropriate to implement such amended Section 6.4.

Section 6.9. Voting—Series and Classes of Shares. On any matter submitted to a vote of the Shareholders, all Shares of all series and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, Shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more series or classes, only Shareholders of such one or more series or classes shall be entitled to vote thereon. With the adoption of this amended Section 6.9, the Trustees may amend this Declaration, without any consent of the holders of Shares, as is appropriate to implement such amended Section 6.9.”

The Trust is currently structured as a single fund; however, many open-end funds are structured with multiple funds (commonly referred to as series) being housed under a single entity (such as a trust). In such a structure, the shares of each series have access only to the securities held by such series and are subject only to the liabilities of such series. If Shareholders approve the open-ending of the Trust, the Board believes that the proposed amendment to the Declaration of Trust to allow for the Trust to have multiple funds will permit CCM Partners to add series to the Trust in the future, with the inclusion of additional series possibly providing potential reductions to the expense ratio of the Trust. The potential reduction in the expense ratio may occur as a result of fixed expenses of the Trust being spread over multiple series. Additionally, if, and to the extent that, an increase in the number of series of the Trust causes the net assets of the Trust to increase, the fixed expenses of the Trust would decrease as a percentage of the Trust’s net assets. The Board has proposed the amendment set forth above to Article VI of the Declaration of Trust to allow for the Trust to have multiple funds and therefore take advantage of potential decreases in the expense ratio of the Trust.

If this Proposal 2(e) to amend the Declaration of Trust to allow for the Trust to have multiple funds is approved by Shareholders and implemented by the Board, the Trust name will be changed, and the name of the Taiwan Greater China Fund would be changed to delete “Taiwan” from the name. The deletion of “Taiwan” from the name is required to comply with certain rules and regulations promulgated under the 1940 Act. The new name of the Taiwan Greater China Fund is anticipated to be The Greater China Fund.

REQUIRED VOTE

An affirmative vote of a majority of all outstanding Shares is required to approve an amendment to the Declaration of Trust to allow for the Trust to have multiple funds. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will have the effect of votes in opposition to this Proposal 2(e).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of an amendment to the Declaration of Trust to allow for the Trust to have multiple funds.

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to implement the amendment to the Declaration of Trust to allow for the Trust to have multiple funds that is set forth above, even if this Proposal 2(e) is approved by Shareholders.

PROPOSAL 2(f). APPROVAL OF AN AMENDMENT TO THE DECLARATION OF TRUST TO ALLOW FOR THE TRUST TO MAKE IN-KIND REDEMPTIONS.

On April 6, 2011, the Board voted to approve and recommend Shareholders approve an amendment to Article X of the Declaration of Trust to allow for the Trust to make in-kind redemptions.

The text of the proposed amendment is set forth below with the proposed additions and deletions marked.

“~~Section 10.1 Redemptions.. All outstanding Shares may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this Article X. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding Shares for an amount per Share determined by the Trustees in accordance with any applicable laws and regulations; provided that (a) such amount per Share shall not exceed the cash equivalent of the proportionate interest of each Share in the assets of the Trust attributable thereto at the time of the redemption or repurchase and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption or repurchase, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act, and may, at any time and from time to time, pursuant to the 1940 Act, suspend such right of redemption. The procedures for and fees, if any, chargeable in connection with the effecting and suspending redemption of Shares shall be as set forth in the prospectus filed as part of the Trust’s effective Registration Statement with the Commission from time to time. Payment will be made in such manner as described in such prospectus.~~

Section 10.1 Redemptions at the Option of a Shareholder. Unless otherwise provided in the prospectus or statement of additional information, as required, of the Trust relating to the Shares, as such prospectus or statement of additional information, as required, may be amended from time to time:

(a) The Trust shall purchase such Shares as are offered by any Shareholder for redemption upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person or entity designated by the Trust that the Trust purchase such Shares and/or in accordance with such other procedures for redemption as the Trustees may from time to time authorize. If certificates have been issued to a Shareholder, any request for redemption by such Shareholder must be accompanied by surrender of any outstanding certificate or certificates for such Shares in form for transfer, together with such proof of the authenticity of signatures as may reasonably be required on such Shares and accompanied by proper stock transfer stamps, if applicable.

(b) The Trust shall pay for such Shares the net asset value thereof (excluding any applicable redemption fee or sales load), in accordance with this Declaration, the By-Laws, the 1940 Act and other applicable law. Payments for Shares so redeemed by the Trust shall be made in cash, except payment for such Shares may, at the option of the Trustees, or such officer or officers as it may duly authorize in its complete discretion, be made in kind or partially in cash and partially in kind. In case of any payment in kind, the Trustees, or their authorized officers, shall have absolute discretion as to what security or securities of the Trust or the applicable series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the then current net asset value of the Shares, provided that any Shareholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the 1940 Act or the provisions of the Employee Retirement Income Security Act of

1974, as amended, or any other applicable law, shall receive cash. Shareholders shall bear the expenses of in-kind transactions, including, but not limited to, transfer agency fees, custodian fees and costs of disposition of such securities.

(c) Payment by the Trust for such redemption of Shares shall be made by the Trust to the Shareholder within seven days after the date on which the redemption request is received in proper form and/or such other procedures authorized by the Trustees are complied with; provided, however, that if payment shall be made other than exclusively in cash, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered practicably can be made, which may not necessarily occur within such seven-day period. In no case shall the Trust be liable for any delay of any corporation or other person or entity in transferring securities selected for delivery as all or part of any payment in kind.

(d) The obligations of the Trust set forth in this Section 10.1 are subject to the provision that such obligations may be suspended or postponed by the Trustees (1) during any time the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays; (2) if permitted by the rules of the Securities and Exchange Commission (the “Commission”), during periods when trading on the Exchange is restricted; or (3) during a “National Financial Emergency,” which is defined as the whole or any part of any period during (i) which an emergency exists as a result of which disposal by the Trust of securities or other assets owned by the Trust is not reasonably practicable; (ii) which it is not reasonably practicable for the Trust fairly to determine the net asset value of its assets; or (iii) such other period as the Commission may by order permit for the protection of investors. The Trustees may, in their discretion, declare that the suspension relating to a National Financial Emergency shall terminate, as the case may be, on the first business day on which the Exchange shall have reopened or the period specified above shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trustees shall be conclusive).

(e) The right of any Shareholder of the Trust or any series or class thereof to receive dividends or other distributions on Shares redeemed and all other rights of such Shareholder with respect to the Shares so redeemed, except the right of such Shareholder to receive payment for such Shares, shall cease at the time the purchase price of such Shares shall have been fixed, as provided above.

Section 10.2 Redemptions of Accounts. The Trustees may redeem Shares of any Shareholder at a redemption price determined in accordance with Section 10.1 if, immediately following a redemption of Shares for any reason, the aggregate net asset value of the Shares in such Shareholder’s account is less than an amount determined by the Trustees. If the Trustees redeem Shares pursuant to this Section 10.2, a Shareholder will be notified that the value of his account is less than such amount and be allowed sixty (60) days to make an additional investment before the redemption is processed.

Section 10.3 Conforming Amendments. With the adoption of this amended Article X, the Trustees may amend this Declaration, without any consent of the holders of Shares, as is appropriate to implement such amended Article X.”

Subject to this Proposal 2(f) being approved by Shareholders and implemented by the Board, the Declaration of Trust will be amended to allow for Trust to make in-kind redemptions. This amendment will allow for the Trust, subject to the supervision of the Board, to exchange Shares offered for redemption to the Trust by Shareholders for shares of securities held by the Trust. The Board believes the flexibility provided to the Trust by this amendment may help to protect long-term investors by not requiring the Trust to sell off at inopportune times certain of its securities in order to have the cash on hand that would otherwise be necessary if Trust was permitted to make cash redemptions only.

The Trust will make every effort to make redemptions to Shareholders in cash; however, if such cash redemptions, due to their size, timing, etc., would negatively impact the Trust’s assets, the Trust retains the right to make such redemptions in-kind so as to protect non-redeeming Shareholders. When the Trust makes a redemption in-kind to a Shareholder, the Shareholder may incur brokerage costs in converting such securities to cash and assumes the market risk during the time required to convert the securities to cash. The Trust has elected to rely on the provisions of Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period.

REQUIRED VOTE

An affirmative vote of a majority of all outstanding Shares is required to approve an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will have the effect of votes in opposition to this Proposal 2(f).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions.

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to implement the amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions that is set forth above, even if this Proposal 2(f) is approved by Shareholders.

PROPOSAL 2(g). APPROVAL OF AN AMENDMENT TO THE INVESTMENT OBJECTIVE OF
THE TRUST TO EXPAND THE PRIMARY GEOGRAPHIC FOCUS OF THE TRUST’S
INVESTMENTS FROM THE REPUBLIC OF CHINA TO THE GREATER CHINA REGION.

On April 6, 2011, the Board voted to approve and recommend Shareholders approve a change to the Trust’s investment objective, which is currently “long term capital appreciation through investment primarily in publicly traded equity securities of Taiwan issuers.”

The proposed investment objective of the Trust is set forth below.

“The Trust’s investment objective is long-term capital appreciation by investing primarily in companies that (i) are domiciled in, or traded on exchanges located in the Greater China region, specifically Taiwan, Hong Kong, Singapore and the People’s Republic of China or (ii) have derived or are expected to derive during the company’s current fiscal year (measured as of the time of the original investment) a substantial portion (at least 50%) of their revenues by exporting to or importing from, trading with or operating in mainland China.”

In discussions with CCM Partners and Nikko Asset Management, the Board determined that the marketing of the Shares in an open-end fund context likely would be more viable if the Trust broadened its investment focus from Taiwan to the Greater China region. To this end, the Board has proposed the amendment set forth above to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from Taiwan to the Greater China region. The

Board believes that this expansion of the investment objective would allow the Trust’s assets to be managed in a more efficient manner, consistent with its proposed revised investment objective.

REQUIRED VOTE

An affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more that 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote is required to approve the above amendment to the investment objective of the Trust. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will not have the effect of votes in opposition to this Proposal 2(g).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of an amendment to the investment objective of the Trust to expand the primary geographic focus of the of the Trust’s investments from Taiwan to the Greater China region.

If any of the open-ending Proposals (Proposals 2(a) though 2(i)) are not approved by Shareholders, the Board may determine not to implement the amendment to the Trust’s investment objective set forth above, even if this Proposal 2(g) is approved by Shareholders.

PROPOSAL 2(h). APPROVAL OF AN AMENDMENT TO AN INVESTMENT POLICY OF THE
TRUST TO EXPAND THE GEOGRAPHIC REGION IN WHICH THE TRUST MUST
INVEST, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF
ITS NET ASSETS, FROM THE REPUBLIC OF CHINA TO THE GREATER CHINA REGION.

As indicated above with respect to Proposal 2(g), on April 6, 2011, the Board voted to approve and recommend Shareholders approve an amendment to the investment objective of the Trust to expand the primary geographic scope of the Trust’s investment from Taiwan to the Greater China region. This change in the Trust’s investment objective will necessitate a change to the following investment policy of the Trust: “[N]ormally at least 80% of its [the Trust’s] net assets will be invested in investments that are economically tied to Taiwan.”

The proposed amended policy is set forth below.

“Under normal circumstances, the Trust will invest at least 80% of the Trust’s net assets in the common and preferred stocks of companies that (i) are located in the Greater China region, specifically Taiwan, Hong Kong, Singapore and the People’s Republic of China or (ii) have derived or are expected to derive during the company’s current fiscal year (measured as of the time of the original investment) a substantial portion (at least 50%) of their revenues by exporting to or importing from, trading with or operating in mainland China.

A company is considered to be “located” in a country if it (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country, or (iii) has the primary trading markets for its securities in that country, or (iv) is controlled by a governmental entity or agency, instrumentality or a political subdivision of that country.”

The Board has proposed a change to the investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region in order to provide CCM Partners and Nikko Asset Management greater flexibility in the management of the Trust in the event that Proposal 2(a) is approved by Shareholders and the Trust becomes an open-end fund, this in an effort to allow the

Trust’s assets to be managed in a more efficient manner, consistent with its proposed revised investment objective. The Board believes that the amendment of the investment policy of the Trust set forth above may provide such flexibility.

Broadening the region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region, may subject the Trust to additional risks including, but not limited to:

Foreign Investment Risk—Hong Kong and the People’s Republic of China (PRC): Additional risks associated with investments in Hong Kong and the PRC, include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have negative effects on the economies and securities markets of Hong Kong and the PRC. The government of the PRC could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the United States), could lead to decreased demand for products of the PRC and have an adverse effect on the securities markets of the PRC.

Foreign Investment Risk—Singapore: The Singaporean economy is substantially smaller and less diversified than the U.S. economy. In particular, the Singaporean economy is dependent on the exporting of electronics and manufacturing services. Any damage done to the electronics and manufacturing industries may negatively impact the Singaporean economy. Although Singapore is a democracy, one political party has been in power since 1959, resulting in the potential for greater instability than a two-party democracy. Singapore’s industrial base is dominated by foreign multinationals and a few large domestic firms, with small and medium-sized enterprises playing only a minor role. Accordingly, if these enterprises incur business setbacks, the level of employment in Singapore could fall and the Singapore economy could be negatively impacted.

REQUIRED VOTE

An affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more that 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote is required to approve an amendment to the investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will not have the effect of votes in opposition to this Proposal 2(h).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of an amendment of the investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region.

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to implement the amendment to the investment policy of the Trust set forth above, even if this Proposal 2(h) is approved by Shareholders.

PROPOSAL 2(i). APPROVAL OF AN AMENDMENT TO THE INVESTMENT POLICIES OF THE TRUST TO REMOVE CERTAIN RESTRICTIONS ON THE
INVESTMENT ACTIVITIES OF THE TRUST

On April 6, 2011, the Board voted to approve and recommend Shareholders approve an amendment to the investment policies of the Trust to remove certain investment restrictions of the Trust.

A comparison of the current restrictions on the investment activities of the of the Trust to the proposed restrictions on the investment activities of the of the Trust is set forth below, with the proposed additions and deletions marked.

The Trust may not:

a.	Hold 25% or more of its gross assets in any single industry.
b.

Purchase any security (other than obligations of the U.S. government or its agencies or instrumentalities) if as a result of such purchase (i) as to 75% of the total assets (taken at their then current value), more than 5% of the total assets (taken at their then current value) would then be invested in the securities of a single issuer, (ii) as to the remaining 25% of the total assets (taken at their then current value), more than 10% of the total assets (taken at their then current value) would then be invested in the securities of a single issuer (except that the Fund may invest up to 25% of its total assets in obligations of the Taiwan government or its agencies or instrumentalities), (iii) more than 10% of the outstanding equity securities of any issuer (at the time of purchase) would be beneficially held by the Fund or (iv) 25% or more of the Fund’s assets (taken at their then current value) would be invested in a single industry.

c.	Purchase any security on margin, except such short-term credits as are necessary for the clearance of purchases or sales of securities.
d.	Effect a short sale of any security, except in connection with an underwriting in which the Fund is a participant.
~~e.~~	~~Engage in short sales of securities, write put and call options or engage in purchases of securities on margin.~~
~~f.~~	~~Invest in securities issued by securities investment trust funds in Taiwan.~~
~~g.~~

~~Buy or sell commodities or commodity contracts, including futures contracts on a~~
~~contract market or other futures market, except that the Trust may invest in currency forward contracts to hedge against currency fluctuations if Taiwanese law is changed to so permit.~~

~~h~~e.	Issue senior securities, except that the Fund may invest in currency forward contracts to hedge against currency fluctuations if Taiwan law is changed to so permit.
~~i~~f.

Borrow money within Taiwan, however, subject to the provisions of the 1940 Act, the Fund may borrow from financial institutions outside Taiwan for temporary purposes (that, is, the borrowing must be repaid within 60 days) in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (excluding amount borrowed) and may also pledge assets to secure such borrowings).

~~j~~g.

Make loans to other persons (other than bank deposits or by investment in debt securities or entry into repurchase agreements), except that the Fund may lend its securities to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statutes, rules or regulations may be amended or interpreted from time to time.

~~k~~h.

Invest (i) in securities of Taiwan issuers the issuance of which has not been approved by or registered with the Taiwan SEC for offering to the public or (ii) in unregistered securities of U.S. issuers that must be registered before being publicly offered under the U.S. Securities Act of 1933, as amended.

~~l.~~

~~Invest in equity securities which, at the time the investment is made, are not listed and traded on the Taiwan Stock Exchange, except that the Trust may invest in such securities if Taiwanese law so permits.~~

~~m~~i.	Buy or sell real estate or real estate mortgage loans.
~~n~~j.	Apply the assets of the Fund to purchase beneficial certificates issued by the former manager in other funds managed by the former manager.
~~o.~~	~~Invest in partnership interests.~~
~~p.~~	~~Effect any securities transaction with another trust fund under the Trust’s former manger’s management [International Investment Trust Company Limited (IIT)].~~
~~q~~k.	Underwrite the issue or sale of any securities.
~~r~~l.

Invest in securities issued by any person (except the Taiwan government) who beneficially owns more than 5% of, or takes any significant active role in the management of, the Fund’s investment adviser.

A non-marked list of the proposed restrictions on the investment activities of the of the Trust is set forth below.

The Trust may not:

a.	Hold 25% or more of its gross assets in any single industry.
b.

Purchase any security (other than obligations of the U.S. government or its agencies or instrumentalities) if as a result of such purchase (i) as to 75% of the total assets (taken at their then current value), more than 5% of the total assets (taken at their then current value) would then be invested in the securities of a single issuer, (ii) as to the remaining 25% of the total assets (taken at their then current value), more than 10% of the total assets (taken at their then current value) would then be invested in the securities of a single issuer (except that the Fund may invest up to 25% of its total assets in obligations of the Taiwan government or its agencies or instrumentalities), (iii) more than 10% of the outstanding equity securities of any issuer (at the time of purchase) would be beneficially held by the Fund or (iv) 25% or more of the Fund’s assets (taken at their then current value) would be invested in a single industry.

c.	Purchase any security on margin, except such short-term credits as are necessary for the clearance of purchases or sales of securities.
d.	Effect a short sale of any security, except in connection with an underwriting in which the Fund is a participant.

e.	Issue senior securities, except that the Fund may invest in currency forward contracts to hedge against currency fluctuations if Taiwan law is changed to so permit.
f.

Borrow money within Taiwan, however, subject to the provisions of the 1940 Act, the Fund may borrow from financial institutions outside Taiwan for temporary purposes (that, is, the borrowing must be repaid within 60 days) in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (excluding amount borrowed) and may also pledge assets to secure such borrowings).

g.

Make loans to other persons (other than bank deposits or by investment in debt securities or entry into repurchase agreements), except that the Fund may lend its securities to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statutes, rules or regulations may be amended or interpreted from time to time.

h.

Invest (i) in securities of Taiwan issuers the issuance of which has not been approved by or registered with the Taiwan SEC for offering to the public or (ii) in unregistered securities of U.S. issuers that must be registered before being publicly offered under the U.S. Securities Act of 1933, as amended.

i.	Buy or sell real estate or real estate mortgage loans.
j.	Apply the assets of the Fund to purchase beneficial certificates issued by the former manager in other funds managed by the former manager.
k.	Underwrite the issue or sale of any securities.
l.

Invest in securities issued by any person (except the Taiwan government) who beneficially owns more than 5% of, or takes any significant active role in the management of, the Fund’s investment adviser.

The Board has proposed the change to the investment policies of the Trust set forth above in order to provide CCM Partners and Nikko Asset Management greater flexibility in the management of the Trust in the event that Proposal 2(a) is approved by Shareholders and the Trust becomes an open-end fund, this in an effort to allow the Trust’s assets to be managed in a more efficient manner, consistent with its proposed revised investment objective. The Board believes that the removal of the investment restrictions of the Trust set forth above may provide such flexibility.

Removing certain investment restrictions on the investment activities of the Trust, may subject the Trust to additional risks including, but not limited to:

Short-Selling Risk. Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Trust to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Trust in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a ”short squeeze” can occur, and the Trust may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

Options Risk. Options (puts and calls) and options on futures contracts are subject to the same risks as the securities in which the Trust invests directly, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in securities. Investments in options and options on futures involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Sub-Adviser incorrectly forecasts the value of securities in using an option or futures contract, the Trust might have been in a better position if the Trust had not entered into the contract. In addition, the value of an option may not correlate perfectly to the underlying securities index or overall securities markets.

Commodities Risk. The commodity markets can be highly volatile, and it is impossible to predict with certainty their future directions or trends. In addition, the commodities markets may be subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. Should certain events or conditions cause commodities, or certain kinds of commodities, to fall out of favor, it is possible that forced selling, investor flight and general fear in the market could result in periods of pronounced illiquidity and severely depressed prices which could cause a company in which the Trust invests, and therefore the Trust, to realize substantial losses. In addition, a company in which the Trust invests may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, such company (and therefore the Trust) may be more susceptible to risks associated with those sectors. The prices of certain commodities in these sectors have experienced recent significant price increases, in some cases approaching or exceeding historic highs. Price reductions or corrections in these markets could negatively impact the investment performance of the security of a company owned by the Trust, and therefore the Trust.

Futures Contract Risk. Futures contracts are subject to the same risks as the underlying securities that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying securities. Investments in futures contracts may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Sub-Adviser incorrectly forecasts the value of securities in using a futures contract, the Trust might have been in a better position if the Trust had not entered into the contract.

Currency and Forward Currency Contracts Risks. Changes in foreign currency exchange rates may affect the value of the Trust’s assets. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that foreign currency loses value because it is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Investments in forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, but may also limit any potential gain from an increase in the value of the currency.

REQUIRED VOTE

An affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more that 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote is required to approve an amendment to the investment policies of the Trust to remove certain investment restrictions of the Trust. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will not have the effect of votes in opposition to this Proposal 2(i).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of an amendment of the investment policies of the Trust to remove certain investment restrictions of the Trust.

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to implement the amendment to the investment policies of the Trust set forth above, even if this Proposal 2(i) is approved by Shareholders.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone, email or facsimile by officers or employees of the Trust. The Trust has also retained The Altman Group to assist in the solicitation of proxies from Shareholders at an anticipated cost not to exceed $7,000 plus reimbursement of out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies that may be solicited by such officers or employees of the Trust or by The Altman Group in person or by telephone, email or facsimile will be borne by the Trust. The Trust will reimburse banks, brokers and other persons holding Shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Shares.

The Trust’s annual report for the year ended December 31, 2009, including financial statements, was mailed on or about February 27, 2010 to Shareholders of record. The Trust’s annual report for the year ended December 31, 2010, including financial statements, was mailed on or about March 1, 2011. However, a copy of these reports will be provided, without charge, to any Shareholder upon request. Please call 1-800-343-9567 or write to the Taiwan Greater China Fund, c/o the Secretary of the Trust, Nanking Road Capital Management, LLC, 111 Gillett Street, Hartford, CT 06105, to request the report.

In the event that a quorum is not obtained for the transaction of business at the Meeting by May 27, 2011, the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies in order to obtain such a quorum. Any such adjournment would require the affirmative vote of the holders of a majority of the Shares voting that are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment, if a quorum is not obtained, all shares represented by proxy, including abstained and broker non-votes. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to the Trust, require that the Trust’s officers, Trustees and persons who beneficially own more than ten percent of the Trust’s Shares (“Reporting Persons”) file reports of ownership of the Trust’s Shares and changes in such ownership with the SEC. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Trust pursuant to Rule 16a-3(e) under the Exchange Act during fiscal years 2009 and 2010 and Form 5 and amendments thereto furnished to the Trust with respect to fiscal years 2009 and 2010, the Trust believes that all Reporting Persons made timely filings.

SHAREHOLDER PROPOSALS AND NOMINATIONS

If Proposal 2(d) regarding an amendment to the Declaration of Trust eliminating the staggered nature of the Trust’s board of trustees is approved by Shareholders and implemented by the Board, the Trust will no longer hold annual meetings; however, if such amendment is either not approved by Shareholders or not implemented by the Board, the 2011 Annual Meeting of Shareholders will occur prior to December 31, 2011 (the “2011 Annual Meeting”). The Trust will provide Shareholders with at least 90 days advanced written notice of such meeting and Shareholders will be required to submit (i) any nomination of a person to stand for election as a Trustee at the 2011 Annual Meeting and/or (ii) any proposal to be presented at the 2011 Annual Meeting within 30 days after such notice has been provided.

BY ORDER OF THE BOARD OF TRUSTEES
/s/Jon R. Kathe
Jon R. Kathe Secretary

May 16, 2011

EXHIBIT A

ARTICLE X OF THE TRUST’S DECLARATION OF TRUST—REDEMPTIONS

In the event that Shareholders vote to convert the Trust from a closed-end investment company to an open-end investment company, and Proposal 2(f) is not approved by Shareholders or implemented by the Board, the following provisions shall, upon the effectiveness of such conversion, become effective:

SECTION 10.1. REDEMPTIONS. All outstanding Shares may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this Article X. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding Shares for an amount per Share determined by the Trustees in accordance with any applicable laws and regulations; provided that (a) such amount per Share shall not exceed the cash equivalent of the proportionate interest of each Share in the assets of the Trust attributable thereto at the time of the redemption or repurchase and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption or repurchase, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act, and may, at any time and from time to time, pursuant to the 1940 Act, suspend such right of redemption. The procedures for and fees, if any, chargeable in connection with the effecting and suspending redemption of Shares shall be as set forth in the prospectus filed as part of the Trust’s effective Registration Statement with the Commission from time to time. Payment will be made in such manner as described in such prospectus.

SECTION 10.2. REDEMPTIONS OF ACCOUNTS. The Trustees may redeem Shares of any Shareholder at a redemption price determined in accordance with Section 10.1 if, immediately following a redemption of Shares for any reason, the aggregate net asset value of the Shares in such Shareholder’s account is less than an amount determined by the Trustees. If the Trustees redeem Shares pursuant to this Section 10.2, a Shareholder will be notified that the value of his account is less than such amount and be allowed sixty (60) days to make an additional investment before the redemption is processed.

A-1

EXHIBIT B

MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (the “Agreement”) is made as of [•], 2011, by and between the Taiwan Greater China Fund, a Massachusetts business trust (the “Trust”), and CCM PARTNERS L.P., a limited partnership organized and existing under the laws of the State of California (the “Manager”).

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

WHEREAS, the Trust desires to retain the Manager to render advice and services to the Trust pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services;

NOW THEREFORE, the Trust and the Manager mutually agree as follows:

1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Trust for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2. Duties of Manager.

(a) General Duties. The Manager shall act as investment manager to the Trust and shall supervise investments of the Trust on behalf of the Trust in accordance with the investment objectives, programs and restrictions of the Trust as provided in the Trust’s then current Prospectus on file with the Securities and Exchange Commission (the “SEC”) and governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws, and such other limitations as the Trustees may impose from time to time in writing to the Manager. The Manager shall, except as otherwise provided for herein, render or make available all services needed for the management, administration and operation of the Trust. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Trust with advice and recommendations with respect to the investment of the Trust’s assets and the purchase and sale of portfolio securities for the Trust, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Trust with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Trust, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust (such officers and employees, as well as certain Trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates); and (v) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Trust’s investment activities as the Board may reasonably request.

(b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing the Trust’s securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that the Trust’s total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party. It is understood that an affiliate of the Manager may act as one of the Trust’s brokers in the purchase and sale of portfolio securities for the Trust, consistent with the requirements of the 1940 Act.

It is also understood that it may be desirable for the Trust that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Trust than might result from the allocation of brokerage to other brokers on the basis or seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Trust may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether the Trust benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Trust’s portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

The Manager may delegate its investment management responsibilities under Subparagraph 2(a), or a portion thereof, to one or more entities that are registered as investment advisers under the Advisers Act (each a “Sub-Adviser”), pursuant to an agreement between the Manager and the Sub- Adviser (each a “Sub-Advisory Agreement”). Any Sub-Adviser to which the Manager proposes to delegate its investment management responsibilities must be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not parties to this Agreement nor interested persons of any such party, and, if required under the 1940 Act by the affirmative vote of a majority of the outstanding voting securities of the Trust (which means the affirmative vote of the lesser of (a) 67% or more of the outstanding Trust’s shares present or represented at a meeting called for the purpose of approving the Sub-Advisory Agreement, if holders of more that 50% of the outstanding shares of the Trust that are entitled to vote are present or represented by proxy at the such meeting, or (b) more than 50% of the outstanding shares of the Trust entitled to vote).

3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and, services to the Trust as contemplated by this Agreement.

4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent for the Trust. It is expressly understood and agreed that the services to be rendered by the Manager to the Trust under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. Manager’s Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust’s Board of Trustees may desire and reasonably request.

6. Reports by Trust to Manager. The Trust from time to time will furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to the Trust’s investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

7. Expenses.

(a) The Manager shall bear and pay the costs of rendering the services to be performed by it under this Agreement. In addition, with respect to the operation of the Trust, the Manager is responsible for (i) the compensation of any of the Trust’s trustees, officers, and employees who are affiliates of the Manager, (ii) the expenses of printing and distributing the Trust’s prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Trust. Additionally, the Manager shall also be responsible for any advisory fee due to the Sub-Adviser for services provided by the Sub-Adviser pursuant to any Sub-Advisory Agreement.

(b) The Trust is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of the Trust’s Shareholders and Board of Trustees that are properly payable by the Trust; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of the Trust which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Trust or other communications for distribution to existing shareholders; listing fees of the New York Stock Exchange or other exchange on which shares of the Trust are listed; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Trust, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of the Trust as set forth herein, the Trust shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which the Trust is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Trust to the extent of the Manager’s actual costs for providing such services.

8. Investment Advisory and Management Fee

(a) The Trust shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to the Trust pursuant to this Agreement, a management fee as set forth in the Fee Schedule attached hereto as the Appendix, as may be amended in writing from time to time by the Trust and the Manager.

(b) The management fee shall be accrued daily by the Trust and paid to the Manager on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fees payable to the Manager under this Agreement will be reduced to the extent required under the most stringent expense limitation applicable to the Trust imposed by any state in which shares of the Trust are qualified for sale. The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses that are the responsibility of a Trust under this Agreement. Except as the Manager may otherwise agree with respect to the Trust, any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld pursuant to this Subparagraph 8(d) from the Manager shall be reimbursed by the Trust to the Manager in the first fiscal year or the second fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Manager has agreed.

(e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Trust. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

9. Trading in Trust Shares. The Manager agrees that neither it nor any of its partners, officers or employees shall take any short position in the shares of the Trust. This prohibition shall not prevent the purchase of such shares by any of the officers and partners or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

10. Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust.

11. Manager’s Liabilities and Indemnification.

(a) The Manager shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Trust’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the Trust or another third party for inclusion therein.

(b) The Manager shall be liable to the Trust for any loss (including brokerage charges) incurred by the Trust as a result of any improper investment made by the Manager.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Trust.

(d) Notwithstanding the foregoing, the Manager agrees to reimburse the Trust for any and all costs, expenses, and counsel and trustees’ fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holdings of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Trust incurs as the result of action or inaction of the Manager or any of its partners where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the interests or control of the Manager or its affiliates (or litigation related to any pending or proposed future transaction in such interests or control) which shall have been undertaken without the prior, express approval of the Trust’s Board of Trustees; or (ii) is within the sole control of the Manager or any of its affiliates or any of their officers, partners, employees, or agents. So long as this Agreement is in effect, the Manager shall pay to the Trust the amount due for expenses subject to this Subparagraph 10(b) within thirty (30) days after a bill or statement has been received from the Trust therefor. This provision shall not be deemed to be a waiver of any claim which the Trust may have or may assert against the Manager or others for costs, expenses, or damages heretofore incurred by the Trust or for costs, expenses” or damages the Trust may hereafter incur which are not reimbursable to it hereunder.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or partner or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

12. Non-Exclusivity. The Trust’s employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

13. Term. This Agreement shall become effective as of the date of execution and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for each Trust at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Trust and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

14. Termination. This Agreement may be terminated by the Trust on behalf of the Trust at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust, upon sixty (60) days’ written notice to the Manager, and by the Manager upon sixty (60) days’ written notice to the Trust.

15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act (including the rules thereunder and interpretations thereof).

16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

17. Definitions. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

18. Notice of Limitation an Liability. The Manager acknowledges that it has received notice of and accepts the limitations of the Trust’s liability set forth in Article III, Section 6(b) of its Agreement and Declaration of Trust. The Manager agrees that the Trust’s obligations under this Agreement with respect to the Trust shall be limited to the Trust and to its assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any trustee, officer, employee or agent of the Trust or the Trust.

19. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

Taiwan Greater China Fund, a Massachusetts Business Trust	CCM PARTNERS L.P., a California Limited Partnership
By:	By:
RFS Partners, its General Partner
By:
Richard F. Shelton, Inc., its General Partner
By:
Stephen C. Rogers, Co-trustee of Richard F. Shelton Trust, Sole Shareholder of Richard F. Shelton, Inc.

APPENDIX
TO MANAGEMENT AGREEMENT
Dated [•], 2011 (the “Management Agreement”)

FEE SCHEDULE

The Trust shall pay to the Manager, as full compensation for all investment management, advisory and administrative services furnished or provided to the Trust, pursuant to the Management Agreement, a management fee based upon the Trust’s average daily net assets at the per annum rate of 1.25%.

EXHIBIT C

NIKKO ASSET MANAGEMENT CO., LTD.
DISCRETIONARY INVESTMENT MANAGEMENT AGREEMENT

THIS AGREEMENT (this “Agreement”), made and entered into as of [•], 2011, by and between CCM Partners, L.P., a company incorporated and existing under the laws of California whose principal place of business is at 44 Montgomery Street, Suite 2100, San Francisco, California (“you” or the “Investment Adviser”), and Nikko Asset Management Co., Ltd., a company incorporated and existing under the laws of Japan whose registered office is at 9-7-1 Akasaka, Minato-ku, Tokyo, 107-6242, Japan (“we,” “us,” “our” or the “Sub-Adviser”).

WHEREAS the Investment Adviser is the investment adviser of the Taiwan Greater China Fund, a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company (the “Fund”);

WHEREAS, the Sub-Adviser is regulated in Japan by the Financial Services Agency of Japan and registered as a Financial Instruments Firm (Registration Number: Director of Kanto Local Finance Bureau No. 368) under the Financial Instruments and Exchange Act of Japan (the “FIEA”) and by the SEC as registered investment adviser;

WHEREAS, the Investment Adviser desires to establish a discretionary investment management arrangement with the Sub-Adviser for the purpose of execution of discretionary decisions with respect to the assets of the Fund (“Assets”);

WHEREAS, the Sub-Adviser is willing to assume such responsibilities in accordance with the terms of this Agreement; and

NOW, THEREFORE, the Investment Adviser appoints the Sub-Adviser as agent for the Investment Adviser solely to the extent required to carry out its duties under this Agreement or as otherwise expressly authorized, with the discretion and responsibility with regard to the management and investment of the Assets, and the Sub-Adviser accepts the appointment subject to the following terms:

1. Definition. The terms defined in Schedule 1 hereto shall have the meanings ascribed to them therein for all purposes of this Agreement.

2. Scope of Engagement.

(a) As the discretionary investment adviser of the Fund, we shall have and hereby are granted the authority to manage the investment and re-investment of the Assets of the Fund on your behalf, take all day to day decisions and otherwise act as we adjudge appropriate in relation to the management of the Assets, subject to the Investment Policies set out in Schedule 2(a), and taking into consideration rules and regulations to which we are subject in the conduct of our business, including but not limited to our duty of loyalty to you, but otherwise at our complete and absolute discretion (without prior reference to you) both as to the nature and amount.

(b) The activities engaged in by us on your behalf shall at all times be subject to your supervision and review and to the supervision and review of the Board of Trustees of the Fund (“the Board”).

(c) Without prejudice to the generality of clause (a) above, and subject to the Investment Policies and exceptions set out in Schedule 2(b), if any, we shall have the authority on your behalf to:

(i)	purchase, subscribe for or otherwise acquire or deal in any Investments for the Fund and to retain the same and to sell, redeem, exchange, vary or transpose the same;

(ii)	exercise any conversion privileges and/or any rights attaching to any of the Investments comprised in the Fund;

(iii)	exercise or refrain from exercising all rights of voting conferred by Investments comprised in the Fund in accordance with Article 10 hereof;

(iv)	cause such sums as we may deem fit to be retained in cash or placed on deposit with or through the Custodian;

(v)	instruct the Custodian in relation to any transaction coming within our authority hereunder;

(vi)	convert currencies at such rates of exchange as may be quoted to us by any bank or financial institution, including but not limited to the Custodian, selected by us for such purpose;

(vii)	effect transactions in and give advice in relation to options, futures and contracts for differences;

(viii)	subscribe to issues and offers for sale of any Investments for the Fund; and,

(ix)	appoint counterparties, agents, brokers and dealers (hereinafter referred to as “Brokers”) in respect of the Fund.

(d) Except as set out in Schedule 2(c) hereto which consists of the investment restrictions and policies of the Fund contained in the registration statement of the Fund in effect from time to time (which shall be deemed to be incorporated into Schedule 2(c)), there are no restrictions on the markets on which transactions may be executed for the Fund, on the types of Investment in which the Fund may be invested, or on the value of any one Investment or the proportion which any one Investment or any particular kind of Investment may constitute in the Fund other than those which may be set out in the Investment Policies.

(e) Notwithstanding anything provided in the Investment Policies or elsewhere, this Agreement will not be deemed to have been breached and we will not be liable to you as a result of (i) any events or circumstances outside our reasonable control including, but not limited to, changes in the price or value of Investments of the Fund, market movements or any issue, redemption or cancellation of Investments by, or capital reconstruction of, a company in which Investments are held for the Fund; or (ii) the non-achievement of any targets related to investment or risk, including performance and tracking error targets. In the performance of its duties and obligations under this Agreement with respect to the Assets, the Sub-Adviser shall act in conformity with applicable limits and requirements, as amended from time to time, as set forth in (A) the Fund’s prospectus (the “Prospectus”) and statement of additional information (the “SAI”) as in effect from time to time (which limits and requirement shall be deemed to be incorporated into Schedule 2(c); (B) instructions and directions of the Investment Adviser and of the Board; (C) requirements of the 1940 Act, the US Internal Revenue Code of 1986, as amended, as applicable to the Fund, and all other applicable U.S. federal and state laws and regulations; and (D) the policies and procedures established by the Fund, to the extent communicated to Sub-Adviser in writing.

(f) On each business day, Sub-Adviser shall provide to the Custodian and the Fund’s administrator information relating to all transactions concerning the Assets effected that day and shall provide the Investment Adviser with such information upon the Investment Adviser’s request.

(g) Sub-Adviser (A) shall maintain such books and records as are required based on the services provided by Sub-Adviser pursuant to this Agreement under the 1940 Act, (B) the Board such periodic and special reports as the Board or the Investment Adviser may reasonably request in writing, and (C) shall meet with any persons at the request of the Investment Adviser or the Board for the purpose of reviewing Sub-Adviser’s performance under this Agreement at reasonable times and upon reasonable advance written notice. The Sub-Adviser shall timely furnish to the Investment Adviser all information relating to Sub-Adviser’s services hereunder which are needed by the Sub-Adviser to maintain the books and records of the Fund required under the 1940 Act. The Sub-Adviser shall maintain for the Fund the records required by paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act and any additional records as agreed upon by Sub-Adviser and the Investment Adviser. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by it pursuant hereto.

(h) As requested, the Sub-Adviser shall timely provide to the Investment Adviser: (i) information and commentary with respect to the Assets for the Fund’s annual and semi-annual reports, in a format approved by the Investment Adviser, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Assets under this Agreement, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading, and (B) provide additional certifications related to the Assets, upon reasonable request, in order to support the Fund’s filings on Form N-CSR and Form N-Q, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) a monthly sub-certification with respect to compliance matters related to Sub-Adviser and the Assets, in a format reasonably requested by the Investment Adviser, as it may be amended from time to time; and (iii) an annual certification from Sub-Adviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or his or her designee, with respect to the design and operation of Sub-Adviser’s compliance program, in a format reasonably requested by the Investment Adviser.

(i) Unless otherwise specifically and expressly indicated in this Agreement, you acknowledge and understand that the service to be provided by us under this Agreement is limited to the management of the Assets based upon the Investment Strategy described in Schedule 2(d) hereto and does not include financial planning or any other related or unrelated services.

3. Fees and Expenses. As remuneration for our services hereunder, we shall be entitled to receive from you such Sub-Advisory Fee in the amounts, at the times and otherwise in the manner as specified in Schedule 3 hereto. Fees and expenses of the Custodian and all Brokers, all costs incurred in connection with the acquisition and disposal of the Assets and the exercise of all voting or other rights in accordance with Article 10, and all interest charges, registration and transfer fees, taxes, governmental charges and other similar liabilities and costs payable or incurred by us under this Agreement shall be paid out of the Assets.

4. Client Representation and Warranties.

(a) You represent that you have the full legal power and authority to enter into this Agreement, have obtained all necessary governmental and regulatory approvals, consents and licenses, and any other filings and registrations that may be necessary to enter into this Agreement, and that the terms of this Agreement do not violate any obligation or duty to which you are bound, whether arising out of contract, operation of law, or otherwise. You represent that you are duly formed and validly existing and in good standing under the laws of the jurisdiction in which you were established, that this Agreement has been duly authorized by appropriate corporate resolution or other action, and when so executed and delivered, shall be binding in accordance with its terms. You further represent that you are in full compliance with any anti-money laundering rules to which you are subject. You acknowledge that you have provided us with your client profile information required by us in order for us to comply with applicable anti-money laundering laws and regulations, and represent that such information is complete and accurate in all material respects and warrant that you will promptly inform us in writing if and when such information becomes incomplete or inaccurate during the term of this Agreement. You agree that you will provide us with additional client profile information that we may request from time to time in order for us to comply with applicable anti-money laundering laws and regulations.

(b) You acknowledge that we do not provide tax or legal advice. All recommendations that have tax or legal ramifications should be reviewed by your tax and legal advisors before implementing. You and your tax advisors remain fully responsible for the management of your affairs for tax purposes. You will hold us harmless for tax and/or legal consequences of our recommendations. Any references to particular tax treatment in this Agreement may depend on your individual circumstances and may be subject to change in the future.

(c) You acknowledge that selection of the Custodian is not our responsibility. We shall have no responsibility for any actions of the Custodian.

(d) You agree to execute any other agreements with Brokers, custodians, or other service providers we deem reasonably necessary in connection with this Agreement in a timely manner. You will promptly notify us of any changes to the custodian, and any arrangements with the custodian, which govern the loaning of securities. You also agree to provide us with any other information and/or documentation that we may reasonably request in furtherance of this Agreement or related to your investment needs, goals, objectives, and risk tolerance for the Fund.

(e) You acknowledge that you and the Board solely responsible for determining the Investment Policies in light of applicable laws and regulations that may be applicable to the Fund, the Assets and the Investments (including those outside the scope of this Agreement). We shall have no responsibility for determining whether the Investment Policies are appropriate in light of the foregoing.

(f) You represent that the Fund is and will continue to be free from all liens, charges, options, third party rights and other encumbrances and that the Fund is not subject to any restrictions in its management not reflected in this Agreement or in the Fund’s registration statement. You undertake not to deal, or to authorize anyone else to deal, except through us, with any of the cash, Investments or other assets of the Fund.

(g) You warrant and undertake that in the performance of this Agreement, you will comply in all material respects with all laws, rules, regulations, decrees and other ordinances issued by any supra-

governmental, governmental or other authority relating to the subject matter of this Agreement and to the performance by the parties hereto of their obligations under this Agreement.

5. Sub-Adviser Representations and Warranties.

(a) We represent that we have the full legal power and authority to enter into this Agreement, have obtained all necessary governmental and regulatory approvals, consents and licenses, and any other filings and registrations that may be necessary to enter into this Agreement, and that the terms of this Agreement do not violate any obligation or duty to which we are bound, whether arising out of contract, operation of law, or otherwise. In particular, we represent that we are regulated by the Financial Services Agency of Japan in the performance of our portfolio management business.

(b) We represent that we are duly formed and validly existing and in good standing under the laws of the jurisdiction in which we were established, that this Agreement has been duly authorized by the appropriate corporate resolution or other action, and when so executed and delivered shall be binding in accordance with its terms.

(c) We warrant and undertake that in the performance of this Agreement, we will comply with all laws, rules, regulations, decrees and other ordinances issued by any supra-governmental, governmental or other authority in Japan or the United States relating to the subject matter of this Agreement and to the performance by the parties hereto of their obligations under this Agreement.

(d) We represent that we are a skilled and experienced portfolio manager and have the ability and capacity to perform the services described in Article 2 reliably and professionally.

(e) Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and will provide promptly notice of any material violations relating to the Fund to the Investment Adviser; (v) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable US federal requirements as necessary to be met in order to perform services contemplated by this Agreement; (vi) has the authority to enter into and perform the services contemplated by this Agreement; and (vii) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(f) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Adviser and the Fund with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to the Investment Adviser and the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(g) The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV Part 2 as most recently filed with the SEC, and promptly will furnish a copy of all amendments thereto to the Investment Adviser and the Fund.

(h) The Sub-Adviser will promptly notify the Investment Adviser and the Fund of any changes in its managers, members, directors, and/or other persons with control over portfolio management or in the key personnel who are either the portfolio manager(s) responsible for managing the Assets or Sub- Adviser’s Chief Executive Officer or President, or if there is otherwise an actual or pending change in control (within the meaning of the 1940 Act) of the Sub-Adviser.

6. Reporting. We shall promptly inform you of any development that may have an impact on our ability to carry out our duties and responsibilities under this Agreement effectively.

We will provide you with reports as set forth on Schedule 6 hereto. In no event and under no circumstances will we, our employees, agents or affiliates incur any liability or responsibility for any determination or the accuracy of the valuation information (including those provided by a third party).

7. Execution of Brokerage Transactions. Except as set out in Schedule 7(a), we shall place all orders for the purchase and sale of securities on your behalf with Brokers whom we select, which may include our Affiliated Companies, provided that any transactions effected by an Affiliated Company shall be conducted in accordance with the Fund’s policies and procedures adopted pursuant to Rule 10f-3 or Rule 17e-1 under the 1940 Act, as applicable. We shall use our best efforts to seek to execute transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. In placing such orders, we will give consideration to obtaining the best net price and the most favorable execution of our orders.

The Sub-Adviser may, to the extent permitted under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser an amount of commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Fund or its other clients. In addition, the Investment Adviser hereby agrees that any entity or person associated with the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange to the extent and as permitted by Section 11(a)(1)(H) of the 1934 Act. We will not effect investment transactions for the Fund for the purpose of receiving services through a third party under any soft dollar commission agreement.

You agree and acknowledge that we may place “block trades” when the trading orders of securities for multiple accounts that share the same order conditions (i.e., the type and the issue of the securities, whether to buy or sell the securities, the trade type and the execution price (including the price range) are the same). These block trades may include orders that we are delegated to execute by our overseas affiliated investment management companies (hereinafter called “Delegated Trading from Overseas”) and may be divided into multiple orders. In these trades that we execute, we use the “average unit price,” which sets the average unit price as the trading unit price. In case of a partial execution (in which only a part of an order is executed) resulting from a block trade, allocation is made to each account and the Delegated Trading from Overseas in accordance with the allocation method set out in Schedule 7(b). We may also use the average unit price when placing multiple orders for the same securities on the same day for an individual Account.

8. Transactions involving Affiliated Companies. Subject to Schedule 8 hereto, and provided that we comply with the Fund’s policies and procedures adopted pursuant to Rules 10f-3 and 17e-1 under the 1940 Act, you agree that we may in our discretion execute transactions with broker-dealers which are either our parent companies, subsidiaries or overseas affiliated companies (hereinafter referred to as “our Affiliated Companies”) set out in Schedule 8 when we consider it beneficial to you, subject to Schedule 8.

9. Risk Acknowledgement. We do not guarantee the future performance of the Fund, any specific level of performance, the success of any investment decision or strategy that we may use including our Investment Strategy, or the success of our overall management of the Assets of the Fund. Any target, including any risk or performance target, is merely a target and there can be no assurance that the target will be attained. You understand that our investment decisions made for the Fund are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. The strategies employed in the Fund are complex and you acknowledge your understanding of the methods that we use when managing the Assets of the Fund. Strategies use active management of Investments which may utilize shorting, leverage, futures and options contracts. Past performance is not an indication of future performance.

10. Proxies; Class Actions.

(a) Except as set forth in Schedule 10, we shall exercise any voting or other rights attaching to the investments in the Fund as we deem in the best interests of the Fund in accordance with our proxy voting policy, as approved by the Board. The Fund is responsible for any reasonable third party expenses involved. For the avoidance of doubt, we shall take all day-to-day investment decisions.

(b) We are not responsible for and are not authorized to represent the Fund’s interests in connection with litigation affecting companies whose securities may be held by the Fund from time to time. You and/or the Board retain full and sole authority to determine whether or not to commence, settle or terminate litigation against any such company, including any decision to participate as a member of a class action litigation that may arise with respect to any such company, or to release claims that the Fund may have against any such company. Accordingly, you and/or the Board have the sole responsibility to instruct the Custodian to direct any correspondence relating to such litigation to you.

11. Non-Exclusivity. You acknowledge and understand that we shall be free to render investment management services to third parties and that we do not make our services available exclusively to you. You shall not be entitled to use the advice or recommendations or services given by us hereunder for the benefit of any party other than the Fund save with our prior written authorization for each specific use on each occasion for the benefit of a specific party.

We (and our Affiliated Companies, employees, representatives, and agents) may have or take the same or similar positions in specific investments for our own accounts, or for the accounts of other clients, as we do for you. Nothing in this Agreement shall put us under any obligation to purchase or sell, or to recommend for purchase or sale for the Fund, any security which we (or our Affiliated Companies, employees, representatives, and agents) may purchase or sell for our own accounts or for the account of any other client, unless in our sole determination, such investment would be in the best interest of the Fund. Subject to our obligations under this Agreement and applicable law, you acknowledge that we, and any of our Affiliated Companies, shall be free to advise and manage accounts of other clients, and shall be free to trade on the basis of (i) the same trading systems, methods, or strategies we employ for the Fund, or (ii) trading systems, methods, or strategies which are entirely independent of, or materially different from, those employed for the Fund. Furthermore, we shall be free to compete for the same financial instruments as the Fund or to take positions opposite to the positions of the Fund, where such actions do not knowingly or deliberately prefer any of such accounts over the Fund, subject to our duty to act honestly, fairly and professionally in accordance with the best interests of our clients.

12. Amendment. Save as otherwise herein provided, no provision of this Agreement may be amended, waived, discharged or discontinued except by an agreement in writing signed by each of the parties hereto.

13. Assignment. This Agreement is personal to the parties hereto and neither party may assign its rights or obligations hereunder without the prior written consent of the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act, as modified by any exemptive rules or orders of the SEC, or as interpreted by applicable no-action positions of the staff of the SEC).

14. Confidentiality and Data Protection.

(a) Except as required by applicable law, rule or regulation, or in order to implement your investment objectives or perform the services contemplated by this Agreement, both parties agree to treat information provided in connection with this Agreement as confidential; provided, however, we may disclose information relating to you or the Fund to our subsidiaries and affiliates, employees, officers or agents thereof, third party or parties to whom we outsource our investment management and investment advisory back office operations (“Outsourcee”), third party or parties to whom the Outsourcee re- outsources our investment management and investment advisory back office operations, our or our Affiliated Companies’ adviser, consultant, attorney, accountant, or any other agent of us or our Affiliated Companies and, where relevant, to the Custodian in relation to transactions undertaken for the Fund (hereinafter referred to as “our Recipients”), if we consider it necessary or beneficial, upon undertaking reasonable steps to ensure our Recipients’ compliance with the confidentiality provisions of this Agreement.

(b) You acknowledge that our Investment Strategy is non-public, confidential, and proprietary in nature, and that we own all intellectual property, including, without limitation, trademarks, trade secrets, patents, and industrial rights, in relation to our Investment Strategy. You agree not to disclose (except if otherwise required by applicable law) to any third party or, for your own commercial benefit, utilize the Investment Strategy or duplicate the transactions implemented in the Fund’s Account in any other account in which you have a direct or indirect beneficial interest or provide access to the Investment Strategy to any third party. You recognize that we have legitimate business interests to protect, and as a consequence, you agree to the foregoing restrictions because they further our legitimate business interests.

(c) Notwithstanding paragraphs (a) and (b) of this Article, both parties may disclose the information specified in paragraphs (a) and (b) of this Article as required by law or a court order, or as requested by any government, regulatory agency, or The Investment Trusts Association, Japan or Japan Securities Investment Advisers Association (or successor association to either or both).

(d) You acknowledge that monetary damages would not provide an adequate remedy for a breach of this Article and therefore agree, notwithstanding provisions for arbitration set forth herein, that we may seek equitable remedies in addition to monetary damages.

(e) The provisions of this Article 14 shall survive any termination of this Agreement.

15. Liability and Indemnification.

(a) Except as otherwise provided by law, and absent any willful misfeasance, bad faith, reckless disregard, or gross negligence in the performance of our duties under this Agreement, or any reckless disregard of our obligations and duties under this Agreement. (hereinafter, “Disabling Conduct”), we shall not be liable, whether directly or indirectly, to you or any third party for any damages or losses due to any act or omission of the Sub-Adviser which arise out of or are in connection with this Agreement or the Assets that may be sustained with respect to services rendered hereunder.

(b) Each party hereto agrees to indemnify and hold the other party, the other party’s directors, officers, shareholders, Affiliated Companies, employees, members, managers, agents, advisers, controlling persons, sub-advisers, assigns and representatives and the legal representatives and affiliates of any of them and any person who was at the time in question such a person (each, an “Indemnified Person”) harmless from and against any losses, expenses, judgments, disbursements, suits, claims, liabilities, obligations, fines, penalties, charges, settlement costs, fees and related expenses (including attorneys’ fees and expenses), costs, damages and interest on any of the foregoing (collectively, “Damages”) in connection with any action, suit, claim, inquiry, investigation, appeal or other proceeding, whether civil or criminal, whether pending or threatened, whether or not the Indemnified Person is or may be a party thereto, before any court or administrative or investigative body which arise out of or are in connection with this Agreement or the Assets, except with respect to any matter which shall have been finally determined by a court of competent jurisdiction to have resulted from such Indemnified Person’s Disabling Conduct.

(c) We shall not compensate you for any losses incurred by you as a result of our management of the Fund’s Assets under this Agreement in good faith and with due care and diligence, and we shall not provide you or the Fund with any extraordinary benefits in connection with the performance of this Agreement. You shall not demand any aforementioned compensation or extraordinary benefits from us.

(d) Nothing in this Agreement shall operate to exclude or restrict any duty or liability we may have to you or the Fund under any applicable laws or regulations. Nothing in this Agreement shall protect Sub-Adviser from any liabilities that it may have under the Securities Act of 1933, as amended, (the “1933 Act”), the Advisers Act or the 1940 Act. The Sub-Adviser does not warrant that the Assets will achieve any particular rate of return or that its performance will match that of any benchmark index or other standard or objective.

16. Custodian. We shall not maintain physical custody of the Assets; rather the Assets will be held in the custody of a custodian chosen by you at your sole discretion. We are authorized to give instructions to the Custodian with respect to all investment decisions regarding the Assets and the Custodian is hereby authorized and directed to effect transactions, deliver securities, make payments and otherwise take such actions as we shall direct in connection with the performance of our obligations under this Agreement with respect to the Assets. The Custodian is further authorized to provide us with copies of all Fund documentation including but not limited to account establishment documents, communications whether in electronic or written form provided by the Custodian and such other documentation as we may reasonably request to carry out our obligations under this Agreement. The fees charged to you by the Custodian are exclusive of, and in addition to, the Sub-Advisory Fee and other charges referred to in this Agreement.

You have appointed the Custodian to be responsible for settling transactions and arranging custody and safekeeping of the Assets, collecting income and other entitlements and all other administrative functions in relation to the Assets. We shall not be responsible for any such matters. All Assets in registered form will be registered by the Custodian in such manner as shall be agreed between you and the Custodian. All dividends, interest and other income and entitlements in respect of the Assets shall be paid into your account with the Custodian and shall be treated as an accretion to the Fund.

Such directors and employees of the Sub-Adviser as we may from time to time notify to the Custodian shall be authorized for the purposes of instructing the Custodian in relation to the management of the Fund. You will ensure that the Custodian is obliged to comply with any instructions we may give under this Agreement and shall take all such other steps as we may reasonably require to enable us to fulfil our obligations under this Agreement. We will not be responsible for supervising the Custodian and shall not be liable for any failure or delay in settlement, regardless of the reason of any such failure or delay. In managing the Fund, we shall, unless we are notified to the contrary, be entitled to assume that all transactions are settled on the due dates.

17. Key Personnel and Relationship Management. We shall notify you and the Fund in writing of any changes of any material persons responsible for the oversight of the Fund as set out in Schedule 17, any material allocation of resources to management activities relating to the Fund and any material changes in the processes of our investment strategy.

We shall assign a dedicated relationship manager to you and the Fund as set out in Schedule 17 until such time as we notify you that another relationship manager has been appointed.

18. Severability. If any provision of this Agreement is deemed to be illegal or unenforceable, in whole or in part, under any enactment or rule of law or otherwise, such term or provision or part shall to that extent be deemed not to form a part of this Agreement. The remaining provisions of this Agreement shall be valid and binding, and remain in full force and effect, as though such illegal or unenforceable provision was not included.

19. Entire Agreement. This Agreement, including the Schedules, which are incorporated by reference and made a part of this Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and any ancillary matters thereto, and supersedes all understandings, agreements (oral and written), or representations with respect to the subject matter of this Agreement. Each party acknowledges that no representation, inducement or condition not set forth herein has been made or relied upon by either party.

20. Terms of Agreement and Termination. Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of more than two years from the date written above only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act and the rules thereunder or any applicable exemption therefrom; provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Trustees of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, and (ii) by a vote of the Board or by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon sixty (60) days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by the Fund, the Adviser, or the Sub-Adviser upon sixty (60) days’ written notice provided that this Agreement may be terminated sooner by you or us upon notice taking immediate or subsequent effect if:

(a) either you or we have breached or are in breach of any of the terms of this Agreement and have not remedied such breach within thirty (30) days after service of notice by the other party requiring the same to be remedied;

(b) either you or we have gone into liquidation (except a voluntary liquidation for the purposes of reconstruction or amalgamation on terms previously approved in writing by the other party); or

(c) termination of this Agreement is required by any relevant competent authority.

Termination of this Agreement, however caused, shall not affect any contractual provision intended to survive termination, or any rights, indemnities, existing commitments or liabilities which have accrued prior to the date of termination, and such termination shall be without prejudice to the completion of any transactions initiated prior to the receipt of such notice (which shall be executed or completed notwithstanding such termination). Termination of this Agreement shall not affect the completion of any transaction which is in progress at the time at which such termination occurs. We may direct the Custodian to retain and/or realize such cash, investments or other assets as may be required to settle transactions already initiated and to pay any of your outstanding liabilities. You will pay or cause the Fund to pay (i) our fees to the date of termination; and (ii) any additional expenses necessarily incurred by us in terminating this Agreement and you will bear any losses necessarily realized in settling or concluding outstanding obligations.

In the event of termination of this Agreement for whatever reason, the Sub-Adviser will, during the notice period (if any) and after termination has taken effect, use all reasonable efforts to assist the Investment Adviser in transferring management of the Fund to whichever new Sub-Adviser, if any, will replace the Sub-Adviser within a reasonable timeframe for such a transfer. This obligation includes assisting with the transfer of any customer data or other information and the transfer of any software or hardware and any other resources that will remain the property of the Fund after the termination of this Agreement. The parties shall cooperate fully to ensure orderly transfer of the Assets. If the Investment Adviser determines not to transfer the Fund to another Sub-Adviser, then the Sub-Adviser will seek to ensure that all outstanding transactions for the Fund are completed or closed out expeditiously.

21. Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of New York and the parties hereby submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York.

22. Notices and communications. Any notice, correspondence, or other communication required in connection with this Agreement will be deemed effective upon receipt if delivered to (i) you or the Sub-Adviser at the respective addresses listed above, or (ii) the Fund at P.O. Box 387, San Francisco, California 94104, unless (a) you, the Fund or the Sub-Adviser has notified the other parties of another address in writing, or (b) you or the Fund have consented in writing to receive such notice, correspondence, or other communication from us by electronic delivery (e.g., e-mail). All of your directions to us (including notices, instructions and directions relating to changes in your investment objectives) shall be in writing. We may rely upon any such direction, notice, or instruction unless and until we have been advised in writing of changes thereto. If you want to contact us in relation to general enquiries, you may call us on 81-3-6447-6524 or email us at katsufumi.otsu@nikkoam.com. If you choose to provide us with an e-mail address or other method of electronic communication, you authorize us to contact you through that method and hold us harmless for providing confidential information to you through that method.

23. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

24. Section or Article Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

25. Delegation. Except as otherwise provided in Schedule 25, we will not delegate in whole or in part the performance of any of our duties or functions hereunder and the exercise of any of our discretion in managing the Fund.

26. Force Majeure. In the event of any failure, interruption or delay in the performance of our obligations under this Agreement resulting from acts, events or circumstances not reasonably within our control including, but not limited to, industrial disputes, acts or regulations of any governmental or supranational bodies or authorities, and breakdown, failure or malfunction of any telecommunications or computer service or systems, we shall not be liable or have any responsibility of any kind for any loss or damage thereby incurred or suffered by you.

27. Client Categorization. We have notified you that we have categorized you as a professional client under the FIEA who may have a right to request a different categorization in concluding a discretionary investment management agreement under the FIEA with us, and you hereby acknowledge that you have not made such request to us.

27-A Receipt of Disclosures. You hereby acknowledge receipt of our Privacy Policy and a copy of our written disclosure statement as set forth on Part II of Form ADV (Uniform Application for Investment Adviser Registration) or otherwise meeting the requirements of Rule 204-3 of the Advisers Act. “Privacy Policy” means our privacy policy as in effect on the date hereof, a copy of which is appended hereto, as the same may be amended from time to time in the sole discretion of the Sub-Adviser.

28. Complaints and Compensation. We have in operation a written complaints procedure for the effective consideration and proper handling of complaints. All formal complaints should in the first instance be made in writing to our Chief Compliance Officer.

29. Proper Instructions. We shall be under no liability on account of anything done or permitted by us to be done in good faith as a result of Proper Instructions we receive from you. “Proper Instructions” means instructions in respect of any of the matters referred to in this Agreement by telephone (confirmed in writing, by mail or by facsimile) given or purported to be given, or in writing by mail or by facsimile signed or purported to be signed by such one or more persons you have notified us from time to time as being authorized to give the particular class of instruction in question, and unless we shall have received written notice to the contrary, whether or not the authority of any such person shall have been terminated (each of such persons being hereinafter referred to as an “Authorized Signatory”). The names and specimen signatures of the Authorized Signatories will initially be provided to us by you following execution of this Agreement, and in each case shall remain in force unless and until we receive from you written instructions revoking the authority of the Authorized Signatory. We may also act pursuant to oral instructions from any one

Authorized Signatory and you shall confirm such instructions subsequently in the manner described above; we shall be under no liability or duty to obtain such confirmation; provided, however, we need not act on instructions we reasonably believe to be: (a) in contravention of any law or rule in any relevant jurisdiction, but in such event we shall endeavor to notify you without delay; (b) unclear, ambiguous or in conflict with other instructions received; or (c) inconsistent with the terms of this Agreement. We shall notify you in writing if we are not going to act on your instructions.

30. Operation of Agreement. This Agreement shall not operate so as to create a partnership, joint venture or any arrangement other than that of an independent contractor relationship between the parties hereto.

31. Parties. References in this Agreement to the parties hereto shall include their respective heirs, successors in title, permitted assigns and personal representatives. Reference in this Agreement to the parties hereto shall include also their respective directors, officers, employees, servants and agents. The Sub-Adviser acknowledges that the Fund is a third party beneficiary of this Agreement.

32. Language. This Agreement has been drafted in the English language. This Agreement may be translated into any language other than English provided, however, that the English text shall in any event prevail.

Unless otherwise agreed, all communications between us shall be in English. All documents and other information that we send you shall be in English.

33. Further Assurance. Each party shall at its own expense execute such documents and do all other things as may be reasonably be required by the other party hereto to obtain the full benefit of this Agreement and to assure to the other party hereto the rights agreed to be granted to it under this Agreement.

34. Failure to Require Performance. The failure by either of the parties hereto at any time to require performance by the other party hereto or to claim a breach of any term of this Agreement shall not be deemed to be a waiver of any right under this Agreement, and no waiver of any provision hereof shall be effective unless made in writing by the person or persons granting the waiver.

IN WITNESS WHEREOF, Sub-Adviser and the Investment Adviser have affixed their signatures on the date above written.

For and on behalf of Nikko Asset Management Co., Ltd.		For and on behalf of CCM Partners. L.P.
By:		By:
	Name: Billy Wade Wilder Title: President and CIO		RFS Partners, its General Partner
By:
Richard F. Shelton, Inc., its General Partner
By:
Stephen C. Rogers, Co-trustee of Richard F. Shelton Trust, Sole Shareholder of Richard F. Shelton, Inc.

SCHEDULE A

Fund account assets:

a)	Custodian Name: Brown Brothers Harriman & Co.

b)	Account Name:

c)	Account Number:

SCHEDULE 1

Definitions

Agreement	means this Agreement
Affiliated Companies	means “Affiliated Companies” as defined in Article 8
Assets	means the Fund’s Investments, cash and assets
Brokers	means “Brokers” as such term is defined in Article 2(c)(ix)
Fund	means Taiwan Greater China Fund, a Massachusetts business trust
Custodian	means Brown Brothers Harriman & Co.
Investments	means any investment(s) held by the Fund
Investment Policies	means the Investment Policies set out in Schedule 2(a)
Investment Strategy	means the Investment Strategy set out in Schedule 2(d)
Sub-Advisory Fee	means remuneration to which the Sub-Adviser is entitled pursuant to Article 3 and computed and payable in accordance with Schedule 3
Sub-Adviser	means Nikko Asset Management Co., Ltd.
Proper Instructions	means “Proper Instructions” as defined in Article 29

SCHEDULE 2(a)

Investment Guidelines

The Investment Guidelines are as follows and as specified in the Prospectus as amended from time to time.

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation by investing primarily in companies that (i) are domiciled in, or traded on exchanges located in the Greater China region, specifically Taiwan, Hong Kong, Singapore and the People’s Republic of China or (ii) have derived or are expected to derive during the company’s current fiscal year (measured as of the time of the original investment) a substantial portion (at least 50%) of their revenues by exporting to or importing from, trading with or operating in mainland China.

INVESTMENT POLICIES

Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets in the common and preferred stocks of companies that (i) are located in the Greater China region, specifically Taiwan, Hong Kong, Singapore and the People’s Republic of China or (ii) have derived, or are expected to derive during the company’s current fiscal year (measured as of the time of the original investment) a substantial portion (at least 50%) of their revenues by exporting to or importing from, trading with or operating in mainland China.

A company is considered to be “located” in a country if it (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country, or (iii) has the primary trading markets for its securities in that country, or (iv) is controlled by a governmental entity or agency, instrumentality or a political subdivision of that country.

The Fund is prohibited from engaging in the following investment activities:

a.	Hold 25% or more of its Assets in any single industry.

b.

Purchase any security (other than obligations of the U.S. government or its agencies or instrumentalities) if as a result of such purchase (i) as to 75% of the total assets (taken at their then current value), more than 5% of the total assets (taken at their then current value) would then be invested in the securities of single issuer, (ii) as to the remaining 25% of the total assets (taken their then current value), more than 10% of total assets (taken their then current value) would then be invested in the securities of a single issuer (expect that the Fund may invest up to 25% of its total assets in obligations of the Taiwan government or its agencies or instrumentalities), (iii) more than 10% of the outstanding equity securities of any issuer (at the time of purchase) would be beneficially held by the Fund or (iv) 25% or more of the Fund’s assets (taken at their then current value) would be invested in a single industry.

c.	Purchase any security on margin, except such short-term credits as are necessary for the clearance of purchases or sales of securities.

d.	Effect a short sale of any security, except in connection with an underwriting in which the Fund is a participant.

e.	Issue senior securities, except that the Fund may invest in currency forward contracts to hedge against currency fluctuations if Taiwan law is changed to so permit.

f.

Borrow money within the Taiwan, however, subject to the previsions of the 1940 Act, the Fund may borrow from financial institutions outside the Taiwan for temporary purposes (that, is, the borrowing must be repaid within 60 days) in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (excluding amount borrowed) and may also pledge assets to secure such borrowings).

g.

Make loans to other persons (other than bank deposits or by investment in debt securities or entry into repurchase agreements), except that the Fund may lend its securities to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statutes, rules or regulations may be amended or interpreted from time to time.

h.

Invest (i) in securities of Taiwan issuers the issuance of which has not been approved by or registered with the Taiwan SEC for offering to the public or (ii) in unregistered securities of U.S. issuers that must be registered before being publicly offered under the U.S. Securities Act of 1933, as amended.

i.	Buy or sell real estate or real estate mortgage loans.

j.	Apply the assets of the Fund to purchase beneficial certificates issued by the former manager in order trust funds managed by the former manager.

k.	Underwrite the issue or sale of any securities.

l.

Invest in securities issued by any person (except the Taiwan government) who beneficially owns more than 5% of, or takes any significant active role in the management of, the Fund’s investment adviser.

SCHEDULE 2(b)

Exceptions to the Investment Policies

None

SCHEDULE 2(c)

Restrictions on Markets, Investments, Value or Proportions

The Sub-Adviser may invest in shares of companies operating within specific industries (e.g., airline, broadcasting, telecommunications) deemed to be in the national interest of Japan, even though the rights (e.g., voting rights) of shareholders of such shares may be severely limited or may not be exercised at all pursuant to foreign ownership limitation provisions of certain applicable Japanese laws (e.g., the Aviation Law, Broadcast Law, NTT Law).

SCHEDULE 3

Sub-Advisory Fee Arrangements

For the purpose of determining fees payable to Sub-Adviser, the value of the Fund’s average daily assets allocated to Sub-Adviser under this Agreement shall be computed at the times and in the manner specified in the Prospectus or SAI as from time to time in effect. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such partial month bears to the full month in which such effectiveness or termination occurs.

Pursuant to Article 3 of this Agreement, the Sub-Adviser shall be entitled to receive from the Investment Adviser a Sub-Advisory Fee calculated as of the last business day of each quarter and paid by the 30th day following such quarterly calculation period during the term of this Agreement at the rate of 50 basis points per annum of average daily net assets of the Fund.

The Sub-Adviser shall deliver promptly to the Manager following the end of each month an invoice showing the Sub-Advisor Fee payable to the Sub-Adviser in respect of the period ending with such date together with a statement showing in reasonable detail the calculation of the Sub-Advisory Fee. The Sub-Advisory Fee shall be due and payable in U.S. Dollars.

SCHEDULE 6

Reporting

The report shall include the following:

1.	Annual 15c information request

2.	Quarterly compliance checklist

3.	Monthly report which shall include account performance, top 10 holdings, country, and sector information

SCHEDULE 7(b)

Allocation Method

1.	Allocation of securities

(1)	Sell order: Multiply the total executed volume of the block trade by the ratio determined by dividing the order volume for each account by the total order volume.

(2)	Buy order: Same method as above (sell order).

Fractions of less than the trading unit in the allocated volume as a result of the calculation according to the above method shall be truncated. The difference between the total execution volume and the total allocated volume for each account as a result of the above calculation method shall be allocated in accordance with our internal regulations.

2.	Allocation of contract amount/trading cost

(1)	The contract amount shall be the amount obtained by multiplying the contract amount allocated for each account on the basis of item 1 above by the average unit price.

(2)	The trading cost (brokerage fee and consumption tax) shall be the amount calculated on the basis of the contract amount for each account determined according to paragraph (1) above.

SCHEDULE 8

1.

The Investment Adviser hereby agrees that we may place an order with our Affiliated Companies listed below when we consider it beneficial to the Fund, subject to applicable laws and regulations (including Rules 10f-3 and 17e-1 under the 1940 Act and procedures adopted by the Fund under such Rules) and the Rules of the Japan Securities Investment Advisers Association (“JSIAA Rules”) and further subject to amendment from time to time by notifying such amendment to the Client:

None

2.

Each time we execute transactions with our Affiliated Companies, we shall, in writing, notify you of the following promptly after such trade (hereinafter referred to as “the Ex Post Facto Prompt Notification”):

(1)	That we placed an order with our Affiliated Companies;

(2)	Reason why we considered that the order was beneficial to the Fund;

(3)	Date of the trade; and

(4)	Type of and issue of securities, purchase or sale, volume and price.

3.	Omission of the Ex Post Facto Prompt Notification

In either of the following cases, we may omit the Ex Post Facto Prompt Notification set out above:

(1)

In the case where we judge that such trade satisfies the terms and conditions of being advantageous and fair to the Fund, with such trade terms being offered by multiple counterparties, and where we keep records related to such judgment; or

(2)	In the case where we judge that materials can demonstrate that the subject trade with our Affiliated Companies is beneficial to the Client from the perspective of the best execution.

4.	Amendment to this Schedule

Notwithstanding anything in this Schedule 8, the Investment Adviser shall have the discretion to unilaterally amend Article 1 of this Schedule 8.

5.	Reporting

We will prepare and provide to you a report in the format designated by us at least quarterly containing the transaction ratio with respect to i) our parent companies and subsidiaries as defined by Article 15-16 of the FIEA Enforcement Order, ii) the broker-dealers whose share of the transaction volume for the Client account is 10% or more, and iii) our overseas affiliated companies as defined by Article 126 Item 3 of the Cabinet Office Ordinance concerning the Financial Instruments Business (excluding i) and ii) above).

SCHEDULE 17

Key Personnel and Relationship Management as of [•], 2011

Fund Sub-Adviser: Kwokon Fung

Relationship Manager: Katsufumi Otsu

SCHEDULE 25

Delegation Information

1.	Company name of Sub-advisor: DBS Asset Management (Hong Kong) Limited

2.	Address: 11/F, The Center, 99 Queen’s Road Central, Central, Hong Kong

3.	Name of Representative: Teo Chon Kiat and Juan Eugenio Sebastian Paredes Muirragui

4.	Scope and description of delegation: All fund management activities

ANNUAL MEETING OF SHAREHOLDERS OF
TAIWAN GREATER CHINA FUND
May 27, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Meeting Notice, Proxy Statement and Proxy Card
are available at
https://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=14559

Please sign, date and mail your proxy card in the
envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

Signature of Shareholder:

Date:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

The following items are proposed by the Trust:

1.

The election of three Trustees: Messrs. Miller and Kogler to serve for a term expiring on the date of the 2013 Annual Meeting of Shareholder or special meeting held in lieu thereof, with Mr. Sutro to serve for a term expiring on the date of the 2012 Annual Meeting of Shareholders or the special meeting held in lieu thereof.

2(a)	Consider whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company.
2(b)	Consider whether to approve an investment advisory agreement with CCM Partners, L.P.
2(c)	Consider whether to approve an investment sub-advisory agreement between CCM Partners, L.P. and Nikko Asset Management Co. Ltd.
2(d)

Consider whether to approve an amendment to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) eliminating the staggered nature of the Trust’s board of trustees (the “Board of Trustees” or the “Board”).

2(e)	Consider whether to approve an amendment to the Declaration of Trust to allow for the Trust to have multiple funds.
2(f)	Consider whether to approve an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions.
2(g)

Consider whether to approve an amendment to the investment objective of the Trust to expand the primary geographic scope of the Trust’s investments from the Republic of China (“Taiwan”) to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China).

2(h)

Consider whether to approve an amendment to the investment policies of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region.

2(i)	Consider whether to approve an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust.

For all Nominees	Withheld from all Nominees	For all Nominees EXCEPT Nominee(s) written below

For Proposal 2(a)	Withheld from Proposal 2(a)	Against Proposal 2(a)

For Proposal 2(b)	Withheld from Proposal 2(b)	Against Proposal 2(b)

For Proposal 2(c)	Withheld from Proposal 2(c)	Against Proposal 2(c)

For Proposal 2(d)	Withheld from Proposal 2(d)	Against Proposal 2(d)

For Proposal 2(e)	Withheld from Proposal 2(e)	Against Proposal 2(e)

For Proposal 2(f)	Withheld from Proposal 2(f)	Against Proposal 2(f)

For Proposal 2(g)	Withheld from Proposal 2(g)	Against Proposal 2(g)

For Proposal 2(h)	Withheld from Proposal 2(h)	Against Proposal 2(h)

For Proposal 2(i)	Withheld from Proposal 2(i)	Against Proposal 2(i)

Properly executed proxies will be voted in the manner directed herein by the undersigned. If no such directions are given, such proxies will be voted FOR Proposals 1, 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i).

Please sign and return promptly in the enclosed envelope. No postage is required if mailed in the United States.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TAIWAN GREATER CHINA FUND

This Proxy is Solicited on Behalf of the Board of Trustees
Annual Meeting of Shareholders
May 27, 2011

The undersigned hereby appoints Frederick C. Copeland, Robert Parker and Edward Collins, or each or either of them, as proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the Taiwan Greater China Fund (the “Trust”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Friday, May 27, 2011 at 9:30 a.m., Eastern time, and at any adjournment thereof, in the manner indicated on the reverse side and, in their discretion, on any other business that may properly come before the Meeting or at any such adjournment.

(Continued and to be signed on the reverse side.)

COMMENTS: